   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 2002

                                                      REGISTRATION NOS.: 2-64782
                                                                        811-2932
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 28                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 29                             /X/

                              -------------------

                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                            (A MARYLAND CORPORATION)
      FORMERLY NAMED MORGAN STANLEY DEAN WITTER HIGH YIELD SECURITIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
-------
   X     on September 30, 2002 pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley High Yield Securities

A MUTUAL FUND WHOSE PRIMARY INVESTMENT
OBJECTIVE IS TO EARN A HIGH LEVEL OF
CURRENT INCOME. AS A SECONDARY OBJECTIVE,
THE FUND SEEKS CAPITAL APPRECIATION BUT
ONLY TO THE EXTENT CONSISTENT WITH ITS
PRIMARY OBJECTIVE.

                                                                   [COVER PHOTO]


                                                 Prospectus - September 30, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                        INVESTMENT OBJECTIVES............................                   1
                                PRINCIPAL INVESTMENT STRATEGIES..................                   1
                                PRINCIPAL RISKS..................................                   2
                                PAST PERFORMANCE.................................                   3
                                FEES AND EXPENSES................................                   5
                                ADDITIONAL INVESTMENT STRATEGY INFORMATION.......                   6
                                ADDITIONAL RISK INFORMATION......................                   7
                                FUND MANAGEMENT..................................                   8

Shareholder Information         PRICING FUND SHARES..............................                   9
                                HOW TO BUY SHARES................................                   9
                                HOW TO EXCHANGE SHARES...........................                  11
                                HOW TO SELL SHARES...............................                  12
                                DISTRIBUTIONS....................................                  14
                                TAX CONSEQUENCES.................................                  14
                                SHARE CLASS ARRANGEMENTS.........................                  15

Financial Highlights            .................................................                  22

Morgan Stanley Funds            .................................................   INSIDE BACK COVER

                                THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE
                                READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
Morgan Stanley High Yield Securities Inc. seeks as a primary investment objective to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Fund's Investment Manager to be appropriate investments for the Fund. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Fund will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal.


In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities and payment-in-kind bonds. Zero coupon securities are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity; payment-in-kind bonds are purchased at the face amount of the bond and accrue additional principal but make no payments until maturity.


The remaining 20% of the Fund's assets may be invested in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality when the Investment Manager believes that such securities may produce attractive yields.) The Fund may also invest in common stocks, asset-backed securities, convertible securities, warrants and foreign securities.


In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. Principal risks of investing in the Fund are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                             Price per $100 of a Bond if Interest Rates:
                                            ----------------------------------------------
How Interest Rates Affect Bond Prices              Increase                Decrease
------------------------------------------  ----------------------  ----------------------
Bond Maturity                       Yield       1%          2%          1%          2%
------------------------------------------------------------------------------------------
 1 year                              2.04%      $99         $98        $101        $102
------------------------------------------------------------------------------------------
 5 years                             4.30%      $96         $92        $105        $109
------------------------------------------------------------------------------------------
 10 years                            5.05%      $93         $86        $108        $117
------------------------------------------------------------------------------------------
 30 years                            5.65%      $87         $77        $115        $135
------------------------------------------------------------------------------------------



YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR JUNK BONDS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.


Junk Bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value. In addition to junk bonds, the Fund may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
[End Sidebar]


The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with its investments in common stocks, asset-backed securities, warrants and foreign securities. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                            ANNUAL TOTAL RETURNS -- Calendar Years

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992 24.22%
'93  31.59%
'94  -7.15%
'95  17.13%
'96  13.27%
'97  12.90%
'98  -2.63%
'99  2.77%
2000 -30.61%
'01  -26.91%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS D SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF JUNE 30, 2002 WAS -5.14%.



                           During the periods shown in the bar chart, the highest return for a calendar quarter was 17.06% (quarter ended March 31, 1992) and the lowest return for a calendar quarter was -19.49% (quarter ended December 31, 2000).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]


 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)

------------------------------------------------------------------------------


                                       Past 1 Year     Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------
 Class A - Returns Before Taxes(1)           -30.22%         -11.52%          0.76%
-----------------------------------------------------------------------------------
 Class A - Returns After Taxes on
 Distributions(1,4)                          -34.65%         -16.03%         -4.05%
-----------------------------------------------------------------------------------
 Class A - Returns After Taxes on
 Distributions and Sale of Fund
 Shares(1)                                   -17.91%          -9.64%         -0.64%
-----------------------------------------------------------------------------------
 Class B(2)                                  -30.65%             --             --
-----------------------------------------------------------------------------------
 Class C(2)                                  -28.51%             --             --
-----------------------------------------------------------------------------------
 Class D - Returns Before Taxes(3)           -26.91%         -10.54%          1.44%
-----------------------------------------------------------------------------------
 Class D - Returns After Taxes on
 Distributions(3,4)                          -31.63%         -15.18%         -3.49%
-----------------------------------------------------------------------------------
 Class D - Returns After Taxes on
 Distributions and Sale of Fund
 Shares(3)                                   -15.88%          -8.99%         -0.16%
-----------------------------------------------------------------------------------
 Lehman Brothers U.S. Corporate
 High Yield Index(5)                           5.28%           3.11%          7.58%
-----------------------------------------------------------------------------------



 1 PRIOR TO JULY 28, 1997 THE FUND OFFERED ONLY ONE CLASS OF SHARES. BECAUSE THE DISTRIBUTION ARRANGEMENT FOR CLASS A MOST CLOSELY RESEMBLED THE DISTRIBUTION ARRANGEMENT APPLICABLE PRIOR TO THE IMPLEMENTATION OF MULTIPLE CLASSES (I.E., CLASS A IS SOLD WITH A FRONT-END SALES CHARGE), HISTORICAL PERFORMANCE INFORMATION HAS BEEN RESTATED TO REFLECT THE ACTUAL MAXIMUM SALES CHARGE APPLICABLE TO CLASS A (I.E., 4.25%) AS COMPARED TO THE 5.50% SALES CHARGE IN EFFECT PRIOR TO JULY 28, 1997. IN ADDITION, CLASS A SHARES ARE NOW SUBJECT TO AN ONGOING 12B-1 FEE WHICH IS REFLECTED IN THE RESTATED PERFORMANCE FOR THAT CLASS.
 2    CLASSES B AND C COMMENCED OPERATIONS ON JULY 28, 1997.
 3 BECAUSE ALL SHARES OF THE FUND HELD PRIOR TO JULY 28, 1997 WERE DESIGNATED CLASS D SHARES, THE FUND'S HISTORICAL PERFORMANCE HAS BEEN RESTATED TO REFLECT THE ABSENCE OF ANY SALES CHARGE.
 4 THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.
 5 THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR, AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




The above table shows after tax returns for the Fund's Class A and Class D Shares. The after tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2002.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.



                                                              Class A   Class B   Class C   Class D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 4.25%(1) None      None      None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the offering price
 or net asset value at redemption)                            None(2)    5.00%(3)  1.00%(4) None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management fee                                                0.48%     0.48%     0.48%     0.48%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.18%     0.75%     0.85%    None
---------------------------------------------------------------------------------------------------
 Other expenses                                                0.33%     0.33%     0.33%     0.33%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                          0.99%     1.56%     1.66%     0.81%
---------------------------------------------------------------------------------------------------


 1    REDUCED FOR PURCHASES OF $25,000 AND OVER.
 2 INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
 3 THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
 4    ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


                     If You SOLD Your Shares:                            If You HELD Your Shares:
------------------------------------------------------------------  ----------------------------------
                                1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------  ----------------------------------
 Class A                         $522    $727    $  949    $1,586    $522    $727     $949     $1,586
------------------------------------------------------------------  ----------------------------------
 Class B                         $659    $793    $1,050    $1,856    $159    $493     $850     $1,856
------------------------------------------------------------------  ----------------------------------
 Class C                         $269    $523    $  902    $1,965    $169    $523     $902     $1,965
------------------------------------------------------------------  ----------------------------------
 Class D                         $ 83    $259    $  450    $1,002    $ 83    $259     $450     $1,002
------------------------------------------------------------------  ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Common Stocks. The Fund may invest up to 20% of its assets in common stocks.


Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


Foreign Securities. The Fund may invest up to 20% of its assets in fixed-income securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its total assets in these securities may be denominated in foreign currencies.

Warrants. The Fund may acquire warrants which may or may not be attached to common stock. Warrants are options to purchase equity securities at a specific price for a specific period of time.


Unit Offerings/Convertible Securities. The Fund may purchase units which combine debt securities with equity securities and/or warrants. The Fund may invest in convertible securities which are securities that generally pay interest and may be converted into common stock.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.


Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.


Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



Unit Offerings/Convertible Securities. Any Fund investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002.

[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.



                           The Fund's portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2002 the Fund accrued total compensation to the Investment Manager amounting to 0.48% of the Fund's average daily net assets.

[Sidebar]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                           Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares:
                           Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS
-------------------------------------------------------------
                                          Minimum Investment
                                          -------------------
Investment Options                        Initial  Additional
-------------------------------------------------------------
 Regular accounts
                                          $1,000     $100
-------------------------------------------------------------
 Individual Retirement Account
                                          $1,000     $100
-------------------------------------------------------------
 Coverdell Education Savings Account
                                          $ 500      $100
-------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your checking or
 savings account or Money Market Fund)
                                          $ 100*     $100*
-------------------------------------------------------------


 *    PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley High Yield Securities Inc.


- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
 [ICON]             withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                              MAXIMUM
CLASS    SALES CHARGE                                                     ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------
 A       Maximum 4.25% initial sales charge reduced for purchase of
         $25,000 or more; shares sold without an initial sales charge
         are generally subject to a 1.0% CDSC during the first year            0.25%
---------------------------------------------------------------------------------------------
 B       Maximum 5.0% CDSC during the first year decreasing to 0%
         after six years                                                       0.75%
---------------------------------------------------------------------------------------------
 C       1.0% CDSC during the first year                                       0.85%
---------------------------------------------------------------------------------------------
 D       None                                                            None
---------------------------------------------------------------------------------------------

[Sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.



The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.25%                   2.30%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at

$1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or
$25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which Morgan Stanley Trust provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee.
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


- Insurance company separate accounts that have been approved by the Fund's distributor.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                          CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------------------------------------------
 First                                          5.0%
--------------------------------------------------------------
 Second                                         4.0%
--------------------------------------------------------------
 Third                                          3.0%
--------------------------------------------------------------
 Fourth                                         2.0%
--------------------------------------------------------------
 Fifth                                          2.0%
--------------------------------------------------------------
 Sixth                                          1.0%
--------------------------------------------------------------
 Seventh and thereafter                         None
--------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).


- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 0.75% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
--------------------------------------------------------------------------------

                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32          $ 4.35          $ 5.51          $ 6.16          $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                                0.26(2)         0.47            0.69            0.72            0.76
    Net realized and unrealized loss                      (0.73)(2)       (1.99)          (1.13)          (0.63)          (0.71)
                                                        -------         -------         -------         -------         -------
 Total income (loss) from investment operations           (0.47)          (1.52)          (0.44)           0.09            0.05
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.27)          (0.51)          (0.72)          (0.74)          (0.71)
    Paid-in-capital                                       (0.03)             --              --              --              --
                                                        -------         -------         -------         -------         -------
 Total dividends and distributions                        (0.30)          (0.51)          (0.72)          (0.74)          (0.71)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55          $ 2.32          $ 4.35          $ 5.51          $ 6.16
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (21.70)%        (37.05)%         (8.88)%          1.47%           0.40%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.99%           0.77%           0.70%           0.68%           0.75%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.76%(2)       15.17%          13.62%          12.42%          11.30%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $23,879         $36,762         $57,273         $68,667         $30,678
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%             49%             20%             36%             66%
---------------------------------------------------------------------------------------------------------------------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

 Class B Shares
--------------------------------------------------------------------------------

                                                                           For the Year Ended August 31,
                                                    ----------------------------------------------------------------------------
                                                      2002            2001             2000             1999             1998
--------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 2.32          $ 4.34            $ 5.50           $ 6.15           $ 6.82
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                             0.25(2)         0.46              0.66             0.69             0.73
    Net realized and unrealized loss                   (0.73)(2)       (1.99)            (1.13)           (0.64)           (0.72)
                                                    --------        --------        ----------       ----------       ----------
 Total income (loss) from investment operations        (0.48)          (1.53)            (0.47)            0.05             0.01
--------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                              (0.26)          (0.49)            (0.69)           (0.70)           (0.68)
    Paid-in-capital                                    (0.03)             --                --               --               --
                                                    --------        --------        ----------       ----------       ----------
 Total dividends and distributions                     (0.29)          (0.49)            (0.69)           (0.70)           (0.68)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 1.55          $ 2.32            $ 4.34           $ 5.50           $ 6.15
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (22.00)%        (37.27)%           (9.39)%           0.92%           (0.23)%
--------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.56%           1.37%             1.25%            1.24%            1.25%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 13.19%(2)       14.57%            13.07%           11.86%           10.80%
--------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $371,399        $664,706        $1,381,008       $1,927,186       $1,761,147
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  39%             49%               20%              36%              66%
--------------------------------------------------------------------------------------------------------------------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

 Class C Shares
--------------------------------------------------------------------------------

                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32          $ 4.34          $ 5.51           $ 6.15         $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                                0.25(2)         0.45            0.66             0.68           0.72
    Net realized and unrealized loss                      (0.73)(2)       (1.98)          (1.14)           (0.62)         (0.72)
                                                        -------         -------         -------         --------        -------
 Total income (loss) from investment operations           (0.48)          (1.53)          (0.48)            0.06           0.00
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.26)          (0.49)          (0.69)           (0.70)         (0.67)
    Paid-in-capital                                       (0.03)             --              --               --             --
                                                        -------         -------         -------         --------        -------
 Total dividends and distributions                        (0.29)          (0.49)          (0.69)           (0.70)         (0.67)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55          $ 2.32          $ 4.34           $ 5.51         $ 6.15
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (22.11)%        (37.24)%         (9.66)%           0.99%         (0.34)%
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.66%           1.47%           1.35%            1.34%          1.36%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.09%(2)       14.47%          12.97%           11.76%         10.69%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $33,978         $49,818         $86,951         $109,142        $56,626
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%             49%             20%              36%            66%
---------------------------------------------------------------------------------------------------------------------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

 Class D Shares
--------------------------------------------------------------------------------

                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32           $ 4.35          $ 5.51          $ 6.16          $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                                0.26(2)          0.48            0.70            0.74            0.78
    Net realized and unrealized loss                      (0.73)(2)        (1.99)          (1.13)          (0.64)          (0.71)
                                                        -------         --------        --------        --------        --------
 Total income (loss) from investment operations.          (0.47)           (1.51)          (0.43)           0.10            0.07
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.27)           (0.52)          (0.73)          (0.75)          (0.73)
    Paid-in-capital                                       (0.03)              --              --              --              --
                                                        -------         --------        --------        --------        --------
 Total dividends and distributions                        (0.30)           (0.52)          (0.73)          (0.75)          (0.73)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55           $ 2.32          $ 4.35          $ 5.51          $ 6.16
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (21.45)%         (36.95)%         (8.69)%          1.67%           0.63%
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.81%            0.62%           0.50%           0.49%           0.51%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.94%(2)        15.32%          13.82%          12.61%          11.54%
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $86,436         $137,319        $246,941        $333,714        $400,582
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%              49%             20%             36%             66%
---------------------------------------------------------------------------------------------------------------------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

Notes

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 26

Notes

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
Notes

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 28

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Biotechnology Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust

 Mid-Cap Value Fund
 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 North American Government Income Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

   Class A:   HYLAX            Class C:   HYLCX
---------------------       ---------------------

   Class B:   HYLBX            Class D:   HYLDX
---------------------       ---------------------

[MORGAN STANLEY LOGO]

Morgan Stanley
High Yield Securities

                                                                   [COVER PHOTO]
A MUTUAL FUND WHOSE PRIMARY
INVESTMENT OBJECTIVE IS TO EARN
A HIGH LEVEL OF CURRENT INCOME.
AS A SECONDARY OBJECTIVE, THE
FUND SEEKS CAPITAL APPRECIATION
BUT ONLY TO THE EXTENT CONSISTENT
WITH ITS PRIMARY OBJECTIVE.


                                                 Prospectus - September 30, 2002


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2932)

STATEMENT OF ADDITIONAL INFORMATION           MORGAN STANLEY
SEPTEMBER 30, 2002                            HIGH YIELD SECURITIES INC.


----------------------------------------------------------------------


    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated September 30, 2002) for Morgan Stanley High Yield Securities Inc. (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley High Yield Securities Inc.
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I. Fund History...................................................    4

II. Description of the Fund and Its Investments and Risks.........    4
  A.  Classification..............................................    4
  B.  Investment Strategies and Risks.............................    4
  C.  Fund Policies/Investment Restrictions.......................   10

III. Management of the Fund.......................................   12
  A.  Board of Directors..........................................   12
  B.  Management Information......................................   12
  C.  Compensation................................................   17

IV. Control Persons and Principal Holders of Securities...........   19

V. Investment Management and Other Services.......................   19
  A.  Investment Manager..........................................   19
  B.  Principal Underwriter.......................................   20
  C.  Services Provided by the Investment Manager.................   20
  D.  Dealer Reallowances.........................................   21
  E.  Rule 12b-1 Plan.............................................   22
  F.  Other Service Providers.....................................   26
  G.  Codes of Ethics.............................................   26

VI. Brokerage Allocation and Other Practices......................   26
  A.  Brokerage Transactions......................................   26
  B.  Commissions.................................................   26
  C.  Brokerage Selection.........................................   27
  D.  Directed Brokerage..........................................   28
  E.  Regular Broker-Dealers......................................   28

VII. Capital Stock and Other Securities...........................   28

VIII. Purchase, Redemption and Pricing of Shares..................   28
  A.  Purchase/Redemption of Shares...............................   28
  B.  Offering Price..............................................   29

IX. Taxation of the Fund and Shareholders.........................   30

X. Underwriters...................................................   32

XI. Calculation of Performance Data...............................   32

XII. Financial Statements.........................................   34

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.

"DIRECTORS"--The Board of Directors of the Fund.

"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.

"FUND"--Morgan Stanley High Yield Securities Inc., a registered open-end investment company.

"INDEPENDENT DIRECTORS"--Directors who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.


"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


"MORGAN STANLEY FUNDS"--Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was incorporated in the state of Maryland on June 14, 1979 under the name InterCapital High Yield Securities Inc. On March 21, 1983, the Fund's name was changed to Dean Witter High Yield Securities Inc. On June 22, 1998, the name of the Fund was changed to Morgan Stanley Dean Witter High Yield Securities Inc. Effective June 18, 2001 the Fund's name was changed to Morgan Stanley High Yield Securities Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

    FUTURES TRANSACTIONS. The Fund may purchase and sell interest rate contracts that are traded on U.S. and foreign commodity exchanges.

    The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes.

    Although the terms of future contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of the futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedges its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    MUNICIPAL OBLIGATIONS. The Fund may invest up to 10% of its total assets in municipal obligations that pay interest exempt from federal income tax. Municipal obligations are securities issued by state and local governments and regional government authorities. These securities typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue bonds category are participations in lease obligations and installment contracts of municipalities.

    PUBLIC UTILITIES. The Fund's investments in the utilities industry are impacted by risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects.

    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933

(the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1. As a primary objective, seek to earn a high level of current income.

         2. As a secondary objective, seek capital appreciation but only to the extent consistent with its primary objective.

    The Fund MAY not:

         1. Acquire common stocks in excess of 20% of its total assets.

         2. Invest more than 5% of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States government, its agencies or instrumentalities).

         3. Purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.

         4. Invest more than 25% of its total assets in securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States government or its agencies or instrumentalities.

         5. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States government, its agencies or instrumentalities.

         6. Make short sales of securities.

         7. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

         8. Pledge its assets or assign or otherwise encumber them in excess of 4.5% of its net assets (taken at market value at the time of pledging) and then only to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

         9. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

         10. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

         11. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

         12. Make loans of money or securities, except: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) by lending its portfolio securities.

         13. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         15. Invest for the purpose of exercising control or management of another company.

         16. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

         17. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

         18. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF DIRECTORS

    The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    DIRECTORS AND OFFICERS. The Board of the Fund consists of eight (8) Directors. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Directors have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Directors. The other three Directors (the "Management Directors") are affiliated with the Investment Manager.



    The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of December 31, 2001) and other directorships, if any, held by the Director, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                              POSITION(S)    LENGTH OF                                              OVERSEEN
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING           BY
   INDEPENDENT DIRECTOR       REGISTRANT      SERVED*                  PAST 5 YEARS                 DIRECTOR
---------------------------   -----------   -----------   --------------------------------------   -----------
Michael Bozic (61)            Director      Director      Retired; Director or Trustee of the          129
c/o Mayer, Brown, Rowe &                    since         Morgan Stanley Funds and the TCW/DW
Maw                                         April 1994    Term Trusts; formerly Vice Chairman of
Counsel to the Independent                                Kmart Corporation (December
Directors                                                 1998-October 2000), Chairman and Chief
1675 Broadway                                             Executive Officer of Levitz Furniture
New York, NY                                              Corporation (November 1995-November
                                                          1998) and President and Chief
                                                          Executive Officer of Hills Department
                                                          Stores (May 1991-July 1995); formerly
                                                          variously Chairman, Chief Executive
                                                          Officer, President and Chief Operating
                                                          Officer (1987-1991) of the Sears
                                                          Merchandise Group of Sears, Roebuck &
                                                          Co.

Michael Bozic (61)           Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Corporation.
Maw
Counsel to the Independent
Directors
1675 Broadway
New York, NY

                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                              POSITION(S)    LENGTH OF                                              OVERSEEN
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING           BY
   INDEPENDENT DIRECTOR       REGISTRANT      SERVED*                  PAST 5 YEARS                 DIRECTOR
---------------------------   -----------   -----------   --------------------------------------   -----------
Edwin J. Garn (69)            Director      Director      Director or Trustee of the Morgan            129
c/o Summit Ventures LLC                     since         Stanley Funds and the TCW/DW Term
1 Utah Center                               January       Trusts; formerly United States Senator
201 S. Main Street                          1993          (R- Utah)(1974-1992) and Chairman,
Salt Lake City, UT                                        Senate Banking Committee (1980-1986);
                                                          formerly Mayor of Salt Lake City, Utah
                                                          (1971-1974); formerly Astronaut, Space
                                                          Shuttle Discovery (April 12-19, 1985);
                                                          Vice Chairman, Huntsman Corporation
                                                          (chemical company); member of the Utah
                                                          Regional Advisory Board of Pacific
                                                          Corp.

Wayne E. Hedien (68)          Director      Director      Retired; Director or Trustee of the          129
c/o Mayer, Brown, Rowe &                    since         Morgan Stanley Funds and the TCW/DW
Maw                                         September     Term Trusts; formerly associated with
Counsel to the Independent                  1997          the Allstate Companies (1966-1994),
Directors                                                 most recently as Chairman of The
1675 Broadway                                             Allstate Corporation (March
New York, NY                                              1993-December 1994) and Chairman and
                                                          Chief Executive Officer of its
                                                          wholly-owned subsidiary, Allstate
                                                          Insurance Company (July 1989-December
                                                          1994).

Dr. Manuel H. Johnson (53)    Director      Director      Chairman of the Audit Committee and          129
c/o Johnson Smick                           since         Director or Trustee of the Morgan
International, Inc.                         July 1991     Stanley Funds and the TCW/DW Term
1133 Connecticut Avenue,                                  Trusts; Senior Partner, Johnson Smick
N.W.                                                      International, Inc., a consulting
Washington, D.C.                                          firm; Co- Chairman and a founder of
                                                          the Group of Seven Council (G7C), an
                                                          international economic commission;
                                                          formerly Vice Chairman of the Board of
                                                          Governors of the Federal Reserve
                                                          System and Assistant Secretary of the
                                                          U.S. Treasury.

Michael E. Nugent (66)        Director      Director      Chairman of the Insurance Committee          207
c/o Triumph Capital, L.P.                   since         and Director or Trustee of the Morgan
237 Park Avenue                             July 1991     Stanley Funds and the TCW/DW Term
New York, NY                                              Trusts; director/trustee of various
                                                          investment companies managed by Morgan
                                                          Stanley Investment Management Inc. and
                                                          Morgan Stanley Investments LP (since
                                                          July 2001); General Partner, Triumph
                                                          Capital, L.P., a private investment
                                                          partnership; formerly Vice President,
                                                          Bankers Trust Company and BT Capital
                                                          Corporation (1984-1988).


 NAME, AGE AND ADDRESS OF    OTHER DIRECTORSHIPS HELD
   INDEPENDENT DIRECTOR             BY DIRECTOR
---------------------------  -------------------------
Edwin J. Garn (69)           Director of Franklin
c/o Summit Ventures LLC      Covey (time management
1 Utah Center                systems), BMW Bank of
201 S. Main Street           North America, Inc.
Salt Lake City, UT           (industrial loan
                             corporation), United
                             Space Alliance (joint
                             venture between Lockheed
                             Martin and the Boeing
                             Company) and Nuskin Asia
                             Pacific (multilevel
                             marketing); member of the
                             board of various civic
                             and charitable
                             organizations.
Wayne E. Hedien (68)         Director of The PMI Group
c/o Mayer, Brown, Rowe &     Inc. (private mortgage
Maw                          insurance); Director and
Counsel to the Independent   Vice Chairman of The
Directors                    Field Museum of Natural
1675 Broadway                History; director of
New York, NY                 various other business
                             and charitable
                             organizations.
Dr. Manuel H. Johnson (53)   Director of NVR, Inc.
c/o Johnson Smick            (home construction);
International, Inc.          Chairman and Director of
1133 Connecticut Avenue,     the Financial Accounting
N.W.                         Foundation (oversight
Washington, D.C.             organization of the
                             Financial Accounting
                             Standards Board).
Michael E. Nugent (66)       Director of various
c/o Triumph Capital, L.P.    business organizations.
237 Park Avenue
New York, NY


----------------------------------

* This is the date the Director began serving the Morgan Stanley Funds.



    The Directors who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Director and the other directorships, if any, held by the Director, are shown below.


                                                                                                    NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                                     IN FUND
                                                                                                     COMPLEX
                              POSITION(S)    LENGTH OF                                              OVERSEEN
 NAME, AGE AND ADDRESS OF      HELD WITH       TIME           PRINCIPAL OCCUPATION(S) DURING           BY
    MANAGEMENT DIRECTOR       REGISTRANT      SERVED*                  PAST 5 YEARS                 DIRECTOR
---------------------------   -----------   -----------   --------------------------------------   -----------
Charles A. Fiumefreddo (69)   Chairman      Director      Chairman and Director or Trustee of          129
c/o Morgan Stanley Trust      and           since         the Morgan Stanley Funds and the
Harborside Financial          Director or   July 1991     TCW/DW Term Trusts; formerly Chairman,
Center,                       Trustee                     Chief Executive Officer and Director
Plaza Two,                                                of the Investment Manager, the
Jersey City, NJ                                           Distributor and Morgan Stanley
                                                          Services, Executive Vice President and
                                                          Director of Morgan Stanley DW,
                                                          Chairman and Director of the Transfer
                                                          Agent and Director and/or officer of
                                                          various Morgan Stanley subsidiaries
                                                          (until June 1998) and Chief Executive
                                                          Officer of the Morgan Stanley Funds
                                                          and the TCW/DW Term Trusts (until
                                                          September 2002).

James F. Higgins (54)         Director      Director      Director or Director of the Morgan           129
c/o Morgan Stanley Trust                    since June    Stanley Funds and the TCW/DW Term
Harborside Financial                        2000          Trusts (since June 2000); Senior
Center,                                                   Advisor of Morgan Stanley (since
Plaza Two,                                                August 2000); Director of the
Jersey City, NJ                                           Distributor and Dean Witter Realty
                                                          Inc.; previously President and Chief
                                                          Operating Officer of the Private
                                                          Client Group of Morgan Stanley (May
                                                          1999-August 2000), President and Chief
                                                          Operating Officer of Individual
                                                          Securities of Morgan Stanley (February
                                                          1997-May 1999).

Philip J. Purcell (58)        Director      Director      Director or Director of the Morgan           129
1585 Broadway                               since April   Stanley Funds and the TCW/DW Term
New York, NY                                1994          Trusts; Chairman of the Board of
                                                          Directors and Chief Executive Officer
                                                          of Morgan Stanley and Morgan Stanley
                                                          DW; Director of the Distributor;
                                                          Chairman of the Board of Directors and
                                                          Chief Executive Officer of Novus
                                                          Credit Services Inc.; Director and/or
                                                          officer of various Morgan Stanley
                                                          subsidiaries.


 NAME, AGE AND ADDRESS OF    OTHER DIRECTORSHIPS HELD
    MANAGEMENT DIRECTOR             BY DIRECTOR
---------------------------  -------------------------
Charles A. Fiumefreddo (69)  None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
James F. Higgins (54)        None
c/o Morgan Stanley Trust
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ
Philip J. Purcell (58)       Director of American
1585 Broadway                Airlines, Inc. and its
New York, NY                 parent company, AMR
                             Corporation.


----------------------------------

* This is the date the Director began serving the Morgan Stanley Funds.

                                 POSITION(S)
  NAME, AGE AND ADDRESS OF        HELD WITH          LENGTH OF TIME                   PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER            REGISTRANT             SERVED                                PAST 5 YEARS
----------------------------   ----------------   ---------------------   -------------------------------------------------------
Mitchell M. Merin (48)         President and      President since May     President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Chief Executive    1999 and Chief          Investment Management (since December 1998); President,
New York, NY                   Officer            Executive Officer       Director (since April 1997) and Chief Executive Officer
                                                  since September 2002    (since June 1998) of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of the Distributor (since June 1998); Chairman
                                                                          (since June 1998) and Director (since January 1998) of
                                                                          the Transfer Agent; Director of various Morgan Stanley
                                                                          subsidiaries; President (since May 1999) and Chief
                                                                          Executive Officer (since September 2002) of the Morgan
                                                                          Stanley Funds and TCW/DW Term Trusts; Director of
                                                                          various Van Kampen investment companies (since December
                                                                          1999); previously Chief Strategic Officer of the
                                                                          Investment Manager and Morgan Stanley Services and
                                                                          Executive Vice President of the Distributor (April
                                                                          1997-June 1998), Vice President of the Morgan Stanley
                                                                          Funds (May 1997-April 1999), and Executive Vice
                                                                          President of Morgan Stanley.

Barry Fink (47)                Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
New York, NY                   General Counsel    Counsel since           Management; Managing Director (since December 2000),
                                                  February 1997           and Secretary and General Counsel (since February 1997)
                                                                          and Director (since July 1998) of the Investment
                                                                          Manager and Morgan Stanley Services; Assistant
                                                                          Secretary of Morgan Stanley DW; Vice President,
                                                                          Secretary and General Counsel of the Morgan Stanley
                                                                          Funds and TCW/DW Term Trusts (since February 1997);
                                                                          Vice President and Secretary of the Distributor;
                                                                          previously, Senior Vice President, Assistant Secretary
                                                                          and Assistant General Counsel of the Investment Manager
                                                                          and Morgan Stanley Services.

Thomas F. Caloia (56)          Treasurer          Since April 1989        First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                  Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                              Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)         Vice President     Since October 1998      Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                               Director since February 1999) of the Investment Manager
New York, NY                                                              and Morgan Stanley Services and Chief Executive Officer
                                                                          and Director of the Transfer Agent; previously Managing
                                                                          Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President     Since July 1995         Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                               Investment Manager, Morgan Stanley Investment
New York, NY                                                              Management Inc. and Morgan Stanley Investments LP; and
                                                                          Director of the Transfer Agent. Chief Investment
                                                                          Officer of the Van Kampen Funds.

Francis Smith (37)             Vice President     Since September 2002    Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust       and Chief                                  Morgan Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center    Financial                                  September 2002); Executive Director of the Investment
Plaza Two,                     Officer                                    Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                           2001). Formerly, Vice President of the Investment
                                                                          Manager and Morgan Stanley Services (August
                                                                          2000-November 2001), Senior Manager at
                                                                          PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                          and Associate-Fund Administration at BlackRock
                                                                          Financial Management (July 1996-December 1997).

    In addition A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Funds, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE
D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services,
MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and JOANNE DOLDO, NATASHA KASSIAN AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Funds.



    For each Director, the dollar range of equity securities beneficially owned by the Director is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS       BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
    NAME OF DIRECTOR                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
INDEPENDENT:
Michael Bozic                                     None                                            over $100,000

Edwin J. Garn                                     None                                            over $100,000

Wayne E. Hedien                                   None                                            over $100,000

Dr. Manuel H. Johnson                             None                                            over $100,000

Michael E. Nugent                           $10,001-$50,000                                       over $100,000

INTERESTED:

Charles A. Fiumefreddo                      $10,001-$50,000                                       over $100,000

James F. Higgins                                  None                                            over $100,000

Philip J. Purcell                                 None                                            over $100,000



    As to each independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, six of the directors/trustees, including all of the independent directors/trustees, serve as members of the Derivatives Committee and three directors/trustees including two independent directors/trustees serve as members of the Insurance Committee.


    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended August 31, 2002, the Audit Committee held 10 meetings.



    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Directors of the Fund. During the Fund's fiscal year ended August 31, 2002, the Derivatives Committee held three meetings.



    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2002, the Insurance Committee held one meeting.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.

    DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's By-Laws provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the By-Laws provides that a Director, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Directors and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Directors.

    The following table illustrates the compensation that the Fund paid to its Directors for the fiscal year ended August 31, 2002.


                               FUND COMPENSATION


                                                                AGGREGATE
                                                              COMPENSATION
NAME OF DIRECTOR                                              FROM THE FUND
----------------                                              -------------
Michael Bozic...............................................     $1,650
Edwin J. Garn...............................................      1,650
Wayne E. Hedien.............................................      1,650
Dr. Manuel H. Johnson.......................................      2,400
Michael E. Nugent...........................................      2,150
Charles A. Fiumefreddo......................................      3,063



    The following table illustrates the compensation paid to the Fund's Directors for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Directors received compensation from any other funds in the Fund Complex, except Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                TOTAL CASH
                                                               COMPENSATION
                                                              FOR SERVICES TO
                                                                 97 MORGAN
                                                               STANLEY FUNDS
                                                                 AND OTHER
                                                               FUNDS IN THE
NAME OF INDEPENDENT DIRECTOR                                   FUND COMPLEX
----------------------------                                  ---------------
Michael Bozic...............................................     $150,150
Edwin J. Garn...............................................      150,150
Wayne E. Hedien.............................................      150,100
Dr. Manuel H. Johnson.......................................      219,900
Michael E. Nugent...........................................      228,362
Charles A. Fiumefreddo......................................      360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 51 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five

------------------------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended August 31, 2002 and by the 52 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of August 31, 2002 and from the 52 Morgan Stanley Funds as of calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                  FOR ALL ADOPTING FUNDS
                               -----------------------------                                   ESTIMATED ANNUAL
                                 ESTIMATED                        RETIREMENT BENEFITS              BENEFITS
                                 CREDITED                         ACCRUED AS EXPENSES         UPON RETIREMENT(2)
                                   YEARS         ESTIMATED     -------------------------   -------------------------
                               OF SERVICE AT   PERCENTAGE OF                  BY ALL         FROM        FROM ALL
                                RETIREMENT       ELIGIBLE       BY THE       ADOPTING        THE         ADOPTING
NAME OF INDEPENDENT DIRECTOR   (MAXIMUM 10)    COMPENSATION      FUND         FUNDS          FUND         FUNDS
----------------------------   -------------   -------------   --------   --------------   --------   --------------
Michael Bozic..............         10            60.44%        $  360       $21,395        $  907       $48,443
Edwin J. Garn..............         10            60.44            520        33,443           927        49,121
Wayne E. Hedien............          9            51.37            691        44,952           779        41,437
Dr. Manuel H. Johnson......         10            60.44            376        22,022         1,360        72,014
Michael E. Nugent..........         10            60.44            625        38,472         1,209        64,157


------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) on page 18.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following person owned 5% or more of the outstanding shares of Class A of the Fund as of September 6, 2002: Robert M. Sullivan Jr., 1428 Longmeadow St., Longmeadow, MA 01106-2239--5.38%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended August 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $8,439,728, $5,350,108 and $3,258,237, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


    In approving the Management Agreement, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors, including a majority of the Independent Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors, including a majority of the Independent Directors.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.75% and 0.85% of the average daily net assets of Class A, Class B and Class C, respectively.

    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                 2002                   2001                   2000
                         --------------------   --------------------   --------------------
Class A................  FSCs:(1)  $  135,390   FSCs:(1)  $  217,448   FSCs:(1)  $  187,035
                          CDSCs:   $   26,842    CDSCs:   $   12,759    CDSCs:   $   26,734
Class B................  CDSCs:    $1,519,542   CDSCs:    $3,170,758   CDSCs:    $4,887,041
Class C................  CDSCs:    $   29,347   CDSCs:    $   61,850   CDSCs:    $   86,304


------------------------
(1) FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. During the fiscal year ended August 31, 2002, Class A, Class B and Class C shares of the Fund accrued amounts payable to the Distributor under the Plan of $48,012, $3,747,816 and $349,455, respectively, which amounts are equal to 0.18%, 0.75% and 0.85% of the average daily net assets of Class A, Class B and Class C, respectively.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which
(i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $124,910,663 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 4.08% ($5,098,452)--advertising and promotional expenses; (ii) 0.05% ($58,266)--printing of prospectuses for distribution to other than current shareholders; and (iii) 95.87% ($119,753,945)--other expenses, including the gross sales credit and the carrying charge, of which 9.99% ($11,958,129) represents carrying charges, 24.55% ($29,394,898) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 34.74% ($41,607,270) represents overhead and other branch office distribution-related expenses, and 30.72% ($36,793,648) represents excess distribution expenses of Dean Witter High Income Securities, the net assets of which were combined with those of the Fund on November 10, 1997 pursuant to an Agreement and Plan of Reorganization. The amount accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's
Class B shares, totaled $60,068,745 as of August 31, 2002, which was equal to 16.17% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $74,429 in the case of Class C at December 31, 2001 (end of the calendar year), which was equal to 0.17% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


    No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Directors, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    The Fund did not pay any brokerage commissions during the fiscal years ended August 31, 2000, 2001 and 2002.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended August 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    The Fund did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended August 31, 2000, 2001 and 2002.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


    The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the

Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended August 31, 2002, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended August 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2002, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The Fund is authorized to issue 2 billion shares of common stock of $0.01 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

    All shares of common stock are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Fund's By-Laws. Under certain circumstances, the Directors may be removed by action of the Directors. In addition, under certain circumstances, the shareholders may call a meeting to remove Directors and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the

Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors, and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Directors determine that such price does not reflect their fair value, in which case they will be value at their fair market value as determined by the Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they well be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Directors determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax although it may not always do so in a particular year. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 5.50% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charge applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.

    From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended August 31, 2002, calculated pursuant to this formula, were 25.68% for Class A, 26.32% for Class B, 26.26% for Class C and 27.22% for Class D.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns of Class A for the one year, five year and ten year period ended August 31, 2002 were -25.03%, -15.21% and -2.66%, respectively. The average annual total returns for Class B for the one year and five year periods ended August 31, 2002 and for the period July 28, 1997 (inception of the Class) through August 31, 2002 were -25.34%, -15.07% and -14.63%, respectively. The average annual total returns for Class C for the one year and five year periods ended August 31, 2002 and for the period July 28, 1997 (inception of the Class) through August 31, 2002 were -22.78%, -15.00% and -14.64%, respectively. The average annual total returns for Class D for the one year, five year and ten year period ended August 31, 2002 were -21.45%, -14.29% and -2.00%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total returns for Class A for the one year, five year and ten year period ended August 31, 2002 were -21.70%, -14.48% and -2.23%, respectively. The average annual total returns for Class B for the one year, five year and life of the Class periods ended August 31, 2002 were -22.00%, -14.89% and -14.54%, respectively. The average annual total returns for Class C for the one year, five year and life of the Class periods ended August 31, 2002 were -22.11%, -15.00% and -14.64%, respectively. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual total returns as calculated in the previous paragraph.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregated total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on this calculation, the total returns for Class A for the one year, five year and ten year period ended August 31, 2002 were -21.70%, -54.24 % and -20.21%, respectively. The total returns for Class B for the one year, five year and life of the Class periods ended August 31, 2002 were -22.00%, -55.35% and -55.08%, respectively. The total returns for Class C for the one year, five year and life of the Class periods ended August 31, 2002 were -22.11%, -55.62% and -55.35%, respectively. The total returns for Class D for the one year, five year and ten year period ended August 31, 2002 were -21.45%, -53.74% and -18.32%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown (or declined) to the following amounts at August 31, 2002:



                                                       INVESTMENT AT INCEPTION OF:
                                         INCEPTION   --------------------------------
CLASS                                      DATE:     $10,000     $50,000    $100,000
-----                                    ---------   --------   ---------   ---------
Class A...............................   09/26/79    $23,135    $116,583    $234,978
Class B...............................   07/28/97      4,492      22,462      44,924
Class C...............................   07/28/97      4,465      22,325      44,649
Class D...............................   09/26/79     25,540     127,699     255,398


    For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.


    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class A for the one year, five year and the ten year periods ended August 31, 2002 were -29.49%, -19.74% and -7.48%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class A for the one year, five year and the ten year periods ended August 31, 2002 were -15.07%, -12.01% and -3.03%, respectively. The average annual total returns (after taxes on distributions) for Class D for the one year, five year and the ten year periods ended
August 31, 2002 were -26.21%, -18.93% and -6.94%, respectively and the average annual total returns (after taxes on distributions and redemptions) for Class D for the one year, five year and the ten year periods ended August 31, 2002 were -12.86%, -11.43% and -2.59%, respectively.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

--------------------------------------------------------------------------------------------------------

             Corporate Bonds (89.0%)
             ADVERTISING/MARKETING SERVICES (0.6%)
$  3,340     Interep National Radio Sales, Inc. (Series B).....      10.00%       07/01/08  $  2,989,300
                                                                                            ------------
             AEROSPACE & DEFENSE (0.5%)
   9,385     Loral Space & Communications Ltd..................       9.50        01/15/06     2,346,250
                                                                                            ------------
             AIRLINES (0.8%)
   6,450     Air Canada Corp. (Canada).........................       10.25       03/15/11     4,128,000
                                                                                            ------------
             ALTERNATIVE POWER GENERATION (0.4%)
   3,735     Calpine Corp......................................       8.50        02/15/11     1,960,875
                                                                                            ------------
             AUTO PARTS: O.E.M. (4.6%)
   1,630     Arvinmeritor, Inc.................................       8.75        03/01/12     1,726,848
   1,365     Collins & Aikman Products Co......................       11.50       04/15/06     1,286,512
   3,700     Collins & Aikman Products Co......................       10.75       12/31/11     3,644,500
   5,155     Dana Corp.........................................       9.00        08/15/11     4,923,025
   2,300     Dura Operating Corp. (Series B)...................       8.625       04/15/12     2,334,500
   3,385     Intermet Corp. - 144A*............................       9.75        06/15/09     3,435,775
   1,310     Lear Corp. (Series B).............................       8.11        05/15/09     1,372,225
   2,890     Metaldyne Corp. - 144A*...........................       11.00       06/15/12     2,535,975
   2,260     Stoneridge, Inc...................................       11.50       05/01/12     2,327,800
                                                                                            ------------
                                                                                              23,587,160
                                                                                            ------------
             BROADCAST/MEDIA (1.4%)
  10,000     Tri-State Outdoor Media Group, Inc. (b)...........       11.00       05/15/08     7,200,000
                                                                                            ------------
             BROADCASTING (1.6%)
   3,785     Salem Communications Holdings Corp................       9.00        07/01/11     3,889,087
   1,795     XM Satellite Radio Inc............................       14.00       03/15/10       614,787
   4,245     Young Broadcasting Inc............................       10.00       03/01/11     3,884,175
                                                                                            ------------
                                                                                               8,388,049
                                                                                            ------------
             CABLE/SATELLITE TV (5.3%)
  50,687     Australis Holdings Property Ltd. (Australia) (a)
              (b)..............................................       15.00       11/01/02             0
   3,620     British Sky Broadcasting Group PLC (United
              Kingdom).........................................       6.875       02/23/09     3,462,856
   2,950     British Sky Broadcasting Group PLC (United
              Kingdom).........................................       8.20        07/15/09     2,966,343
   9,805     Callahan Nordrhein Westfalen (Germany) (a) (b)....       14.00       07/15/10       232,869
   3,540     Charter Communications Holdings, Inc..............      13.50++      01/15/11     1,345,200
   7,060     Charter Communications Holdings/Charter Capital...      11.75++      05/15/11     2,647,500
  19,000     Diva Systems Corp. (Series B) (a) (d).............     12.625++      03/01/08     2,351,250
   6,145     Echostar DBS Corp. - 144A*........................       9.125       01/15/09     5,991,375
  16,510     Knology Holdings, Inc.............................     11.875++      10/15/07     5,283,200
   6,600     Ono Finance PLC (United Kingdom)..................       13.00       05/01/09     1,320,000
     915     Pegasus Communications Corp. (Series B)...........       9.75        12/01/06       432,337
   7,355     Telewest Communications PLC (United Kingdom)......       9.875       02/01/10     1,103,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

$ 11,525     United Pan Europe Communications N.V. (Series B)
              (Netherlands) (b)................................      10.875%      08/01/09  $    403,375
                                                                                            ------------
                                                                                              27,539,555
                                                                                            ------------
             CASINO/GAMING (3.1%)
  22,000     Aladdin Gaming Holdings/Capital Corp. (Series
              B)...............................................      13.50++      03/01/10       440,000
   2,400     Harrah's Operating Co., Inc.......................       8.00        02/01/11     2,633,362
   4,850     Park Place Entertainment Corp.....................       8.875       09/15/08     5,019,750
  24,035     Resort At Summerlin LP (Series B) (a) (b).........       13.00       12/15/07             0
   4,725     Station Casinos, Inc..............................       8.375       02/15/08     4,914,000
   2,970     Venetian Casino/LV Sands - 144A*..................       11.00       06/15/10     2,981,137
                                                                                            ------------
                                                                                              15,988,249
                                                                                            ------------
             CELLULAR TELEPHONE (1.9%)
   2,230     Dobson/Sygnet Communications Co...................       12.25       12/15/08     1,404,900
  29,800     Dolphin Telecom PLC (Series B) (United Kingdom)
              (a) (d)..........................................      14.00++      05/15/09         2,980
  25,025     Dolphin Telecom PLC (United Kingdom) (a) (d)......      11.50++      06/01/08         2,502
  11,050     Nextel Partners, Inc..............................      14.00++      02/01/09     4,751,500
   4,258     Tritel PCS, Inc...................................      12.75++      05/15/09     3,491,560
                                                                                            ------------
                                                                                               9,653,442
                                                                                            ------------
             CHEMICALS: MAJOR DIVERSIFIED (1.8%)
   3,665     Equistar Chemical/Funding.........................      10.125       09/01/08     3,518,400
   6,705     Huntsman ICI Chemicals LLC........................      10.125       07/01/09     5,967,450
                                                                                            ------------
                                                                                               9,485,850
                                                                                            ------------
             CHEMICALS: SPECIALTY (2.4%)
   2,560     Acetex Corp. (Canada).............................      10.875       08/01/09     2,662,400
     850     ISP Chemco, Inc. (Series B).......................       10.25       07/01/11       850,000
   4,710     ISP Holdings, Inc. (Series B).....................      10.625       12/15/09     4,050,600
   2,930     Lyondell Chemical Co. (Series B)..................       9.875       05/01/07     2,900,700
   1,725     Millennium America, Inc...........................       9.25        06/15/08     1,794,000
                                                                                            ------------
                                                                                              12,257,700
                                                                                            ------------
             COMMERCIAL PRINTING/FORMS (1.1%)
   3,935     Mail-Well I Corp. - 144A*.........................       9.625       03/15/12     2,715,150
  13,000     Premier Graphics, Inc. (b)........................       11.50       12/01/05       406,250
   2,490     Quebecor Media, Inc. (Canada).....................      11.125       07/15/11     2,079,150
     935     Quebecor Media, Inc. (Canada).....................      13.75++      07/15/11       444,125
                                                                                            ------------
                                                                                               5,644,675
                                                                                            ------------
             CONSUMER/BUSINESS SERVICES (3.1%)
  13,000     Comforce Operating, Inc...........................       12.00       12/01/07     7,540,000
   4,249     MDC Communications Corp. (Canada).................       10.50       12/01/06     3,526,670
   6,085     Muzak LLC/Muzak Finance Corp......................       9.875       03/15/09     5,080,975
                                                                                            ------------
                                                                                              16,147,645
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

             CONTAINERS/PACKAGING (1.8%)
$ 10,000     LLS Corp. (b).....................................      11.625%      08/01/09  $    900,000
   7,540     Owens-Illinois, Inc...............................       7.80        05/15/18     6,032,000
   2,235     Pliant Corp.......................................       13.00       06/01/10     2,246,175
                                                                                            ------------
                                                                                               9,178,175
                                                                                            ------------
             DIVERSIFIED MANUFACTURING (2.3%)
   9,755     Eagle-Picher Industries, Inc......................       9.375       03/01/08     7,608,900
   7,750     Jordan Industries, Inc. (Series B)................      10.375       08/01/07     4,495,000
                                                                                            ------------
                                                                                              12,103,900
                                                                                            ------------
             DRUGSTORE CHAINS (0.7%)
   2,000     Rite Aid Corp.....................................       6.875       08/15/13     1,160,000
   2,025     Rite Aid Corp.....................................       7.70        02/15/27     1,113,750
   2,000     Rite Aid Corp. - 144A*............................       6.125       12/15/08     1,160,000
                                                                                            ------------
                                                                                               3,433,750
                                                                                            ------------
             ELECTRIC UTILITIES (0.7%)
   3,620     PG&E National Energy Group, Inc...................      10.375       05/16/11     1,339,400
   3,050     PSEG Energy Holdings - 144A*......................       8.625       02/15/08     2,287,500
                                                                                            ------------
                                                                                               3,626,900
                                                                                            ------------
             ELECTRONIC COMPONENTS (0.3%)
   1,585     Flextronics International Ltd. (Singapore)........       9.875       07/01/10     1,640,475
                                                                                            ------------
             ELECTRONIC DISTRIBUTORS (0.9%)
   4,280     BRL Universal Equipment Corp......................       8.875       02/15/08     4,333,500
  20,000     CHS Electronics, Inc. (a) (b).....................       9.875       04/15/05       175,000
                                                                                            ------------
                                                                                               4,508,500
                                                                                            ------------
             ELECTRONIC EQUIPMENT/INSTRUMENTS (0.6%)
   8,280     High Voltage Engineering, Inc.....................       10.75       08/15/04     2,980,800
                                                                                            ------------
             ELECTRONICS/APPLIANCES (0.0%)
  84,930     International Semi-Tech Microelectronics, Inc.
              (Canada) (a) (b).................................       11.50       08/15/03         8,493
                                                                                            ------------
             ENGINEERING & CONSTRUCTION (0.1%)
   2,310     Encompass Services Corp...........................       10.50       05/01/09       231,000
   6,575     Metromedia Fiber Network, Inc. (a) (b)............       10.00       12/15/09        32,875
   7,000     Metromedia Fiber Network, Inc. (Series B) (a)
              (b)..............................................       10.00       11/15/08        35,000
                                                                                            ------------
                                                                                                 298,875
                                                                                            ------------
             ENVIRONMENTAL SERVICES (1.7%)
   6,025     Allied Waste North America, Inc. (Series B).......       10.00       08/01/09     5,934,625
   3,025     Waste Management, Inc. (Series A).................       7.375       08/01/10     3,079,598
                                                                                            ------------
                                                                                               9,014,223
                                                                                            ------------
             FINANCIAL CONGLOMERATES (0.4%)
   2,100     Case Credit Corp..................................       6.125       02/15/03     2,028,417
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

             FOOD DISTRIBUTORS (0.9%)
$  4,905     Volume Services America, Inc......................      11.25%       03/01/09  $  4,647,487
                                                                                            ------------
             FOOD: MEAT/FISH/DAIRY (1.9%)
   4,455     Michael Foods, Inc. (Series B)....................       11.75       04/01/11     4,878,225
   5,200     Smithfield Foods, Inc.............................       7.625       02/15/08     4,810,000
                                                                                            ------------
                                                                                               9,688,225
                                                                                            ------------
             FOREST PRODUCTS (2.1%)
   4,290     Louisiana Pacific Corp............................      10.875       11/15/08     4,509,862
   1,615     Louisiana Pacific Corp............................       8.875       08/15/10     1,689,744
   4,800     Tembec Industries, Inc. (Canada)..................       8.50        02/01/11     4,836,000
                                                                                            ------------
                                                                                              11,035,606
                                                                                            ------------
             GAS DISTRIBUTORS (0.2%)
   3,595     Dynegy Holdings, Inc..............................       6.875       04/01/11     1,222,300
                                                                                            ------------
             HOME BUILDING (2.9%)
   5,610     Schuler Homes, Inc................................       9.375       07/15/09     5,652,075
     405     Schuler Homes, Inc................................       10.50       07/15/11       407,025
   2,445     Tech Olympic USA, Inc. - 144A*....................       9.00        07/01/10     2,304,412
   2,305     Tech Olympic USA, Inc. - 144A*....................      10.375       07/01/12     2,114,838
   4,400     Toll Corp.........................................       8.25        02/01/11     4,356,000
                                                                                            ------------
                                                                                              14,834,350
                                                                                            ------------
             HOSPITAL/NURSING MANAGEMENT (0.8%)
   3,600     HCA, Inc..........................................       7.875       02/01/11     3,933,421
                                                                                            ------------
             HOTELS/RESORTS/CRUISELINES (3.6%)
   1,455     Hilton Hotels Corp................................       7.95        04/15/07     1,482,773
   4,800     HMH Properties, Inc. (Series B)...................       7.875       08/01/08     4,560,000
   4,890     Horseshoe Gaming Holding Corp. (Series B).........       8.625       05/15/09     5,073,375
   3,990     Prime Hospitalty Corp. (Series B).................       8.375       05/01/12     3,810,450
     410     Starwood Hotels & Resorts Worldwide, Inc. -
              144A*............................................       7.375       05/01/07       400,775
   3,480     Starwood Hotels & Resorts Worldwide, Inc. -
              144A*............................................       7.875       05/01/12     3,401,700
                                                                                            ------------
                                                                                              18,729,073
                                                                                            ------------
             INDUSTRIAL CONGLOMERATES (0.4%)
   2,250     Tyco International Group S.A. (Luxembourg)........       6.75        02/15/11     1,856,250
                                                                                            ------------
             INDUSTRIAL SPECIALTIES (3.7%)
   4,935     Cabot Safety Corp.................................       12.50       07/15/05     5,033,700
   1,430     Foamex LP/Capital Corp. - 144A*...................       10.75       04/01/09     1,315,600
   7,163     International Wire Group, Inc.....................       11.75       06/01/05     5,927,383
   1,660     Johnsondiversey, Inc. - 144A*.....................       9.625       05/15/12     1,643,400
     840     Tekni-Plex, Inc. (Series B).......................       12.75       06/15/10       835,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

$  1,125     Tekni-Plex, Inc. - 144A*..........................      12.75%       06/15/10  $  1,119,375
   3,285     UCAR Finance, Inc.................................       10.25       02/15/12     3,301,425
                                                                                            ------------
                                                                                              19,176,683
                                                                                            ------------
             INTERNET SOFTWARE/SERVICES (1.8%)
  12,020     Exodus Communications, Inc. (a) (b)...............      11.625       07/15/10       721,200
  33,200     Globix Corp. (a) (b)..............................       12.50       02/01/10     5,976,000
  11,000     PSINet, Inc. (a) (b)..............................       10.50       12/01/06     1,072,500
  14,500     PSINet, Inc. (a) (b)..............................       11.00       08/01/09     1,413,750
                                                                                            ------------
                                                                                               9,183,450
                                                                                            ------------
             MANAGED HEALTH CARE (1.4%)
   4,000     Aetna, Inc........................................       7.875       03/01/11     4,240,784
   2,690     Health Net, Inc...................................       8.375       04/15/11     3,048,687
                                                                                            ------------
                                                                                               7,289,471
                                                                                            ------------
             MEDIA CONGLOMERATES (1.4%)
   3,280     AOL Time Warner, Inc..............................       6.875       05/01/12     2,955,070
   4,260     Nextmedia Operating, Inc..........................       10.75       07/01/11     4,110,900
                                                                                            ------------
                                                                                               7,065,970
                                                                                            ------------
             MEDICAL DISTRIBUTORS (0.9%)
   4,320     Amerisource Bergen Corp...........................       8.125       09/01/08     4,492,800
                                                                                            ------------
             MEDICAL/NURSING SERVICES (0.8%)
   4,865     Fresenius Medical Care Capital Trust..............       7.875       06/15/11     4,013,625
                                                                                            ------------
             METAL FABRICATIONS (0.5%)
   2,800     Trimas Corp. - 144A*..............................       9.875       06/15/12     2,772,000
                                                                                            ------------
             MOVIES/ENTERTAINMENT (1.5%)
   4,755     Alliance Atlantis Communications, Inc. (Canada)...       13.00       12/15/09     5,028,413
   3,140     Six Flags, Inc....................................       8.875       02/01/10     2,723,950
                                                                                            ------------
                                                                                               7,752,363
                                                                                            ------------
             OFFICE EQUIPMENT/SUPPLIES (0.0%)
  22,000     Mosler, Inc. (a) (b)..............................       11.00       04/15/03             0
                                                                                            ------------
             OIL & GAS PRODUCTION (2.9%)
   4,260     Chesapeake Energy Corp............................       8.125       04/01/11     4,174,800
   1,820     Magnum Hunter Resources, Inc. - 144A*.............       9.60        03/15/12     1,856,400
   2,375     Stone Energy Corp.................................       8.25        12/15/11     2,404,688
   7,080     Vintage Petroleum, Inc............................       7.875       05/15/11     6,584,400
                                                                                            ------------
                                                                                              15,020,288
                                                                                            ------------
             OIL REFINING/MARKETING (1.6%)
   4,000     Husky Oil Ltd. (Canada)...........................       8.90        08/15/28     4,440,712
   4,980     Tesoro Petroleum Corp. - 144A*....................       9.625       04/01/12     3,660,300
                                                                                            ------------
                                                                                               8,101,012
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

             OILFIELD SERVICES/EQUIPMENT (0.9%)
$  2,515     Hanover Equipment Trust - 144A*...................       8.50%       09/01/08  $  2,338,950
   2,410     Hanover Equipment Trust - 144A*...................       8.75        09/01/11     2,217,200
                                                                                            ------------
                                                                                               4,556,150
                                                                                            ------------
             OTHER METALS/MINERALS (0.8%)
   3,310     Murrin Murrin Holdings Property Ltd.
              (Australia)......................................       9.375       08/31/07       997,138
   3,100     Phelps Dodge Corp.................................       8.75        06/01/11     3,213,996
                                                                                            ------------
                                                                                               4,211,134
                                                                                            ------------
             PUBLISHING: BOOKS/MAGAZINES (0.7%)
   4,720     PRIMEDIA, Inc.....................................       8.875       05/15/11     3,681,600
                                                                                            ------------
             PUBLISHING: NEWSPAPERS (0.7%)
   4,261     Hollinger Participation Trust (Canada) - 144A*....      12.125+      11/15/10     3,558,221
                                                                                            ------------
             PULP & PAPER (0.8%)
   4,310     Norske Skog Canada Ltd. (Canada)..................       8.625       06/15/11     4,223,800
                                                                                            ------------
             REAL ESTATE DEVELOPMENT (0.8%)
   4,890     CB Richard Ellis Services, Inc....................       11.25       06/15/11     4,327,650
                                                                                            ------------
             REAL ESTATE INVESTMENT TRUSTS (0.6%)
   3,005     Istar Financial, Inc..............................       8.75        08/15/08     3,076,594
                                                                                            ------------
             RECREATIONAL PRODUCTS (0.9%)
   4,430     International Game Technology.....................       8.375       05/15/09     4,762,250
                                                                                            ------------
             RESTAURANTS (1.5%)
 141,992     American Restaurant Group Holdings, Inc. - 144A*
              (c)..............................................       0.00        12/15/05     4,344,955
  34,207     FRD Acquisition Corp. (Series B) (a) (b)..........       12.50       07/15/04     3,249,665
                                                                                            ------------
                                                                                               7,594,620
                                                                                            ------------
             RETAIL - SPECIALTY (0.1%)
   9,000     Mrs. Fields Holdings Co...........................      14.00++      12/01/05       270,000
                                                                                            ------------
             SEMICONDUCTORS (0.5%)
   2,210     Fairchild Semiconductors Corp.....................       10.50       02/01/09     2,331,550
                                                                                            ------------
             SERVICES TO THE HEALTH INDUSTRY (2.1%)
   3,045     Anthem Insurance - 144A*..........................       9.125       04/01/10     3,521,826
   3,465     Healthsouth Corp. - 144A*.........................       7.625       06/01/12     2,775,673
   4,600     Omnicare, Inc. (Series B).........................       8.125       03/15/11     4,784,000
                                                                                            ------------
                                                                                              11,081,499
                                                                                            ------------
             SPECIALTY STORES (0.6%)
   2,975     AutoNation, Inc...................................       9.00        08/01/08     3,108,875
                                                                                            ------------
             SPECIALTY TELECOMMUNICATIONS (3.8%)
   4,535     American Tower Corp...............................       9.375       02/01/09     2,811,700
  11,500     Birch Telecom, Inc. (a) (b).......................       14.00       06/15/08       115,000
  14,370     DTI Holdings, Inc. (Series B) (a) (d).............      12.50++      03/01/08         1,437

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

$ 17,085     Esprit Telecom Group PLC (United Kingdom) (b).....      11.50%       12/15/07  $      1,709
  29,088     Esprit Telecom Group PLC (United Kingdom) (b).....      10.875       06/15/08         2,909
  47,000     Firstworld Communications, Inc. (a) (d)...........      13.00++      04/15/08     4,582,500
  10,000     Global Crossing Holdings, Ltd. (Bermuda) (a)
              (b)..............................................       8.70        08/01/07       112,500
   3,490     Global Crossing Holdings, Ltd. (Bermuda) (a)
              (b)..............................................       9.50        11/15/09        39,263
  23,050     GT Group Telecom, Inc. (Canada) (a) (d)...........      13.25++      02/01/10        28,813
   8,400     Primus Telecommunications Group, Inc..............       12.75       10/15/09     4,032,000
   2,000     RSL Communications PLC (United Kingdom) (a) (b)...       9.125       03/01/08        40,000
   9,000     RSL Communications PLC (United Kingdom) (a) (b)...       10.50       11/15/08       180,000
   3,000     RSL Communications PLC (United Kingdom) (a) (b)...       9.875       11/15/09        60,000
  13,000     Tele1 Europe BV (Netherlands).....................       13.00       05/15/09     1,430,000
  12,000     Versatel Telecom BV (Netherlands)
              (Issued 05/27/98) (a) (b)........................       13.25       05/15/08     3,465,000
   3,000     Versatel Telecom BV (Netherlands)
              (Issued 12/03/98) (a) (b)........................       13.25       05/15/08       866,250
  31,445     Viatel Inc. (b)...................................       11.25       04/15/08       157,225
  14,200     Viatel Inc. (Issued 03/19/99) (b).................       11.50       03/15/09        71,000
  29,393     Viatel Inc. (Issued 12/08/99) (b).................       11.50       03/15/09       146,965
  32,545     World Access, Inc. (a) (b) (c)....................       13.25       01/15/08     1,505,206
  11,500     Worldwide Fiber, Inc. (Canada) (a) (b)............       12.00       08/01/09         1,150
                                                                                            ------------
                                                                                              19,650,627
                                                                                            ------------
             STEEL (0.3%)
   1,715     Oregon Steel Mills, Inc. - 144A*..................       10.00       07/15/09     1,768,594
                                                                                            ------------
             TELECOMMUNICATION EQUIPMENT (1.2%)
   7,025     SBA Communications Corp...........................      12.00++      03/01/08     3,863,750
  10,500     Spectrasite Holdings, Inc.........................      12.00++      07/15/08     1,890,000
   3,500     Spectrasite Holdings, Inc.........................      11.25++      04/15/09       595,000
                                                                                            ------------
                                                                                               6,348,750
                                                                                            ------------
             TELECOMMUNICATIONS (1.0%)
  61,075     e. Spire Communications, Inc. (a) (b).............       13.75       07/15/07         6,108
  18,752     Focal Communications Corp. (Series B).............     12.125++      02/15/08     1,500,160
  15,000     Hyperion Telecommunication, Inc. (Series B) (b)...       12.25       09/01/04       600,000
   1,500     NEXTLINK Communications LLC (a) (b)...............       12.50       04/15/06        15,000
  17,500     NEXTLINK Communications, Inc. (a) (b).............       9.00        03/15/08       175,000
   4,180     NEXTLINK Communications, Inc. (a) (b).............       10.75       11/15/08        41,800
     775     NEXTLINK Communications, Inc. (a) (b).............       10.75       06/01/09         7,750
   2,505     NTL Communications Corp. (Series B) (a) (b).......      11.875       10/01/10       400,800
  27,850     Rhythms Netconnections, Inc. (a) (b)..............       12.75       04/15/09       661,438
  14,965     Rhythms Netconnections, Inc. (Series B) (a) (d)...      13.50++      05/15/08       224,475
  13,850     Startec Global Communications Corp. (a) (b).......       12.00       05/15/08         1,385
   2,100     WorldCom, Inc. (a) (b)............................       7.50        05/15/11       288,750

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE         DATE        VALUE

--------------------------------------------------------------------------------------------------------

$  1,725     WorldCom, Inc. (a) (b)............................       6.95%       08/15/28  $    237,188
   6,100     WorldCom, Inc. (a) (b)............................       8.25        05/15/31       838,750
                                                                                            ------------
                                                                                               4,998,604
                                                                                            ------------
             TRUCKS/CONSTRUCTION/FARM MACHINERY (2.3%)
   1,930     Case Corp. (Series B).............................       6.25        12/01/03     1,852,790
   7,215     J.B. Poindexter & Co., Inc........................       12.50       05/15/04     6,484,481
   2,180     Manitowoc Co., Inc. (The) - 144A*.................       10.50       08/01/12     2,250,850
   1,370     NMHG Holding Co. - 144A*..........................       10.00       05/15/09     1,383,700
                                                                                            ------------
                                                                                              11,971,821
                                                                                            ------------
             WHOLESALE DISTRIBUTORS (1.4%)
   4,000     Burhmann US, Inc..................................       12.25       11/01/09     4,005,000
   2,540     Fisher Scientific International, Inc..............       7.125       12/15/05     2,546,350
     560     Fisher Scientific International, Inc..............       9.00        02/01/08       579,600
                                                                                            ------------
                                                                                               7,130,950
                                                                                            ------------
             WIRELESS TELECOMMUNICATIONS (0.6%)
   3,675     American Cellular Corp............................       9.50        10/15/09       496,125
   2,919     Arch Wireless Holdings, Inc.......................       10.00       05/15/07     1,809,846
   1,544     Arch Wireless Holdings, Inc.......................       12.00       05/15/09       185,280
  65,300     CellNet Data Systems, Inc. (a) (d)................      14.00++      10/01/07         6,530
  19,610     Globalstar LP/Capital Corp. (a) (b)...............       10.75       11/01/04       686,350
  33,000     WinStar Communications, Inc. (a) (d)..............      14.75++      04/15/10         3,300
  11,400     WinStar Communications, Inc. (a) (b)..............       12.75       04/15/10         1,140
                                                                                            ------------
                                                                                               3,188,571
                                                                                            ------------
             Total Corporate Bonds
              (COST $1,486,695,632).......................................................   458,795,492
                                                                                            ------------
             Convertible Bonds (1.5%)
             ELECTRONIC COMPONENTS (0.7%)
   8,830     Solectron Corp....................................       0.00        11/20/20     3,841,050
                                                                                            ------------
             HOTELS/RESORTS/CRUISELINES (0.0%)
   1,643     Premier Cruises Ltd. - 144A*......................      10.00+       08/15/05             0
                                                                                            ------------
             TELECOMMUNICATION EQUIPMENT (0.8%)
   9,420     Corning Inc.......................................       0.00        11/08/15     4,097,700
                                                                                            ------------
             Total Convertible Bonds
              (COST $11,229,282)..........................................................     7,938,750
                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                             VALUE

------------------------------------------------------------------------------

              Common Stocks (d) (2.3%)
              AEROSPACE & DEFENSE (0.1%)
    85,242    Orbital Sciences Corp. (c)........................  $    318,807
                                                                  ------------
              APPAREL/FOOTWEAR RETAIL (0.0%)
 2,621,192    County Seat Stores, Inc. (c)......................             0
                                                                  ------------
              CASINO/GAMING (0.0%)
   207,312    Fitzgerald Gaming Corp............................             0
                                                                  ------------
              CONSUMER/BUSINESS SERVICES (1.5%)
   440,700    Anacomp, Inc. (Class A) (c).......................     7,712,250
                                                                  ------------
              ENTERTAINMENT & LEISURE (0.1%)
    15,308    AMF Bowling Worldwide, Inc........................       420,970
                                                                  ------------
              FOOD: SPECIALTY/CANDY (0.0%)
    10,908    SFAC New Holdings, Inc. (c).......................             0
     2,005    SFFB Holdings, Inc. (c)...........................             0
   574,725    Specialty Foods Acquisition Corp. - 144A*.........             0
                                                                  ------------
                                                                             0
                                                                  ------------
              HOTELS/RESORTS/CRUISELINES (0.0%)
   981,277    Premier Holdings, Inc. (c)........................             0
   781,421    Vagabond Inns, Inc. (Class D).....................             0
                                                                  ------------
                                                                             0
                                                                  ------------
              MEDICAL SPECIALTIES (0.1%)
    48,816    MEDIQ, Inc. (c)...................................       265,071
                                                                  ------------
              MEDICAL/NURSING SERVICES (0.0%)
 1,151,324    Raintree Healthcare Corp. (c).....................             0
                                                                  ------------
              MOTOR VEHICLES (0.0%)
       709    Northern Holdings Industrial Corp. (c)*...........             0
                                                                  ------------
              RESTAURANTS (0.0%)
    38,057    American Restaurant Group Holdings, Inc. -
               144A*............................................             0
                                                                  ------------
              SPECIALTY TELECOMMUNICATIONS (0.1%)
 2,171,896    Mpower Holding Corp. (c)..........................       325,784
   264,189    Song Networks Holding AB (ADR) (Sweden)...........        15,851
    40,557    Versatel Telecom International N.V. (ADR)
               (Netherlands)....................................       137,894
    94,263    World Access, Inc. (c)............................           141
                                                                  ------------
                                                                       479,670
                                                                  ------------
              TELECOMMUNICATION EQUIPMENT (0.0%)
   196,000    FWT, Inc. (Class A) (c)...........................         1,960
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                             VALUE

------------------------------------------------------------------------------

              TELECOMMUNICATIONS (0.1%)
   520,697    Covad Communications Group, Inc. (c)..............  $    562,353
   105,656    Focal Communications Corp. (c)....................       108,826
                                                                  ------------
                                                                       671,179
                                                                  ------------
              TEXTILES (0.0%)
 1,754,730    United States Leather, Inc. (c)...................             0
                                                                  ------------
              WIRELESS TELECOMMUNICATIONS (0.3%)
   224,719    Arch Wireless, Inc. (c)...........................       143,820
 1,454,105    Motient Corp. (c).................................     1,599,516
   274,390    Vast Solutions, Inc. (Class B1) (c)...............             0
   274,390    Vast Solutions, Inc. (Class B2) (c)...............             0
   274,390    Vast Solutions, Inc. (Class B3) (c)...............             0
                                                                  ------------
                                                                     1,743,336
                                                                  ------------
              Total Common Stocks
               (COST $290,861,374)..............................    11,613,243
                                                                  ------------
              Preferred Stocks (3.3%)
              BROADCASTING (0.7%)
       570    Paxson Communications Corp.+......................     3,422,820
                                                                  ------------
              CELLULAR TELEPHONE (0.9%)
     4,806    Dobson Communications Corp.+......................     1,057,320
     5,780    Nextel Communications, Inc. (Series D)+...........     3,583,705
                                                                  ------------
                                                                     4,641,025
                                                                  ------------
              ELECTRIC UTILITIES (0.9%)
     5,076    TNP Enterprises, Inc. (Series D)+.................     4,568,400
                                                                  ------------
              PUBLISHING: BOOKS/MAGAZINES (0.0%)
     6,625    PRIMEDIA, Inc.....................................       238,500
                                                                  ------------
              RESTAURANTS (0.4%)
     6,007    American Restaurant Group Holdings, Inc. (Series
               B)...............................................     1,045,288
     1,071    FRD Acquisition Co. (Units)++.....................     1,071,000
                                                                  ------------
                                                                     2,116,288
                                                                  ------------
              SPECIALTY TELECOMMUNICATIONS (0.2%)
     7,333    Broadwing Communications, Inc. (Series B).........       714,968
         1    Crown Castle International Corp.+.................           357
     1,691    Intermedia Communications, Inc. (Series B)+.......        67,624
    47,064    McLeodUSA, Inc. (Series A) $0.44 (Conv.)..........       104,953
   180,721    XO Communications, Inc............................         1,807
                                                                  ------------
                                                                       889,709
                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                             VALUE

------------------------------------------------------------------------------

              TELECOMMUNICATION EQUIPMENT (0.2%)
 2,244,200    FWT, Inc (Series A) (c)...........................  $  1,009,890
                                                                  ------------
              Total Preferred Stocks
               (COST $52,459,703)...............................    16,886,632
                                                                  ------------

NUMBER OF                                                        EXPIRATION
WARRANTS                                                            DATE
---------                                                        ----------

             Warrants (d) (0.1%)
             AEROSPACE & DEFENSE (0.0%)
   9,000     Sabreliner Corp. - 144A*..........................  04/15/03..             0
                                                                             ------------
             BROADCASTING (0.0%)
   5,700     XM Satellite Radio, Inc. - 144A*..................  03/15/10..         3,420
                                                                             ------------
             CABLE/SATELLITE TV (0.0%)
  57,000     Diva Systems Corp. - 144A*........................  03/01/08..             0
   6,600     Ono Finance PLC (United Kingdom) - 144A*..........  05/31/09..           660
                                                                             ------------
                                                                                      660
                                                                             ------------
             CASINO/GAMING (0.0%)
 220,000     Aladdin Gaming Holdings LLC - 144A*...............  03/01/10..             0
  20,000     Resort At Summerlin LP - 144A*....................  12/15/07..             0
                                                                             ------------
                                                                                        0
                                                                             ------------
             ELECTRIC UTILITIES (0.0%)
   1,040     TNP Enterprises, Inc. - 144A*.....................  04/01/11..        26,000
                                                                             ------------
             ENTERTAINMENT & LEISURE (0.1%)
  36,019     AMF Bowling Worldwide, Inc. (Series A)............  03/09/09..       216,114
  35,191     AMF Bowling Worldwide, Inc. (Series B)............  03/09/09..       175,955
                                                                             ------------
                                                                                  392,069
                                                                             ------------
             INTERNET SOFTWARE/SERVICES (0.0%)
  47,000     Verado Holdings, Inc. - 144A*.....................  04/15/08..             0
                                                                             ------------
             RESTAURANTS (0.0%)
   3,500     American Restaurant Group Holdings, Inc. -
              144A*............................................  08/15/08..             0
                                                                             ------------
             RETAIL - SPECIALTY (0.0%)
   9,000     Mrs. Fields Holding, Inc. - 144A*.................  12/01/05..             0
                                                                             ------------
             SPECIALTY TELECOMMUNICATIONS (0.0%)
  11,500     Birch Telecom, Inc................................  06/15/08..             0
  23,050     GT Group Telecom, Inc. (Canada) - 144A*...........  02/01/10..         2,305
 104,289     McLeodUSA, Inc....................................  04/16/07..         9,386
                                                                             ------------
                                                                                   11,691
                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 CONTINUED

NUMBER OF                                                        EXPIRATION
WARRANTS                                                            DATE        VALUE

-----------------------------------------------------------------------------------------

             TELECOMMUNICATIONS (0.0%)
  11,850     Startec Global Communications Corp. - 144A*.......  05/15/08..  $          0
                                                                             ------------
             WIRELESS TELECOMMUNICATIONS (0.0%)
  10,000     Metricom, Inc.....................................  02/15/10..             0
  18,250     Motient Corp. - 144A*.............................  04/01/08..           182
                                                                             ------------
                                                                                      182
                                                                             ------------
             Total Warrants
              (COST $6,104,595)............................................       434,022
                                                                             ------------

PRINCIPAL
AMOUNT IN                                                             COUPON            MATURITY
THOUSANDS                                                              RATE               DATE
---------                                                              ----               ----

             Short-Term Investment (0.5%)
             Repurchase Agreement
$  2,850     Joint repurchase agreement account (dated
             08/30/02; proceeds $2,850,594) (e)
             (COST $2,850,000).................................       1.875%            09/03/02              2,850,000
                                                                                                       ----------------
             Total Investments
             (COST $1,850,200,586) (f)...........................................        96.7%              498,518,139
             Other Assets in Excess of Liabilities...............................         3.3                17,174,020
                                                                                   ------------------  ----------------
             Net Assets..........................................................        100.0%        $    515,692,159
                                                                                   ==================  ================

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  +   PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND IS SCHEDULED TO PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A)  ISSUER IN BANKRUPTCY.
 (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (C)  ACQUIRED THROUGH EXCHANGE OFFER.
 (D)  NON-INCOME PRODUCING SECURITIES.
 (E)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (F) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $7,620,178 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,359,302,625, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,351,682,447.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2002

Assets:
Investments in securities, at value (cost
 $1,850,200,586)..................................  $  498,518,139
Receivable for:
  Interest........................................      12,441,151
  Investments sold................................       6,327,777
  Capital stock sold..............................         551,144
Prepaid expenses and other assets.................          54,789
                                                    --------------
    Total Assets..................................     517,893,000
                                                    --------------
Liabilities:
Payable for:
  Investments purchased...........................         865,033
  Capital stock redeemed..........................         427,364
  Distribution fee................................         269,100
  Investment management fee.......................         219,183
Payable to bank...................................         228,794
Accrued expenses and other payables...............         191,367
                                                    --------------
    Total Liabilities.............................       2,200,841
                                                    --------------
    Net Assets....................................  $  515,692,159
                                                    ==============
Composition of Net Assets:
Paid-in-capital...................................   2,780,173,995
Net unrealized depreciation.......................  (1,351,682,447)
Dividends in excess of net investment income......     (17,405,768)
Accumulated net realized loss.....................    (895,393,621)
                                                    --------------
    Net Assets....................................  $  515,692,159
                                                    ==============
Class A Shares:
Net Assets........................................     $23,879,067
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................      15,369,470
    Net Asset Value Per Share.....................  $         1.55
                                                    ==============
    Maximum Offering Price Per Share,
    (net asset value plus 4.44% of net asset
     value).......................................  $         1.62
                                                    ==============
Class B Shares:
Net Assets........................................    $371,398,868
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................     239,992,793
    Net Asset Value Per Share.....................  $         1.55
                                                    ==============
Class C Shares:
Net Assets........................................     $33,977,953
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................      21,913,543
    Net Asset Value Per Share.....................  $         1.55
                                                    ==============
Class D Shares:
Net Assets........................................     $86,436,271
Shares Outstanding (500,000,000 AUTHORIZED, $.01
 PAR VALUE).......................................      55,671,724
    Net Asset Value Per Share.....................  $         1.55
                                                    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2002

Net Investment Income:
Income
Interest..........................................  $ 99,363,134
Dividend..........................................       753,719
                                                    ------------
                                                     100,116,853
                                                    ------------
Expenses
Distribution fee (Class A shares).................        48,012
Distribution fee (Class B shares).................     3,747,816
Distribution fee (Class C shares).................       349,455
Investment management fee.........................     3,258,237
Transfer agent fees and expenses..................     1,381,858
Professional fees.................................       251,733
Shareholder reports and notices...................       160,601
Registration fees.................................        97,084
Custodian fees....................................        30,503
Directors' fees and expenses......................        18,833
Other.............................................       321,757
                                                    ------------
    Total Expenses................................     9,665,889
                                                    ------------
    Net Investment Income.........................    90,450,964
                                                    ------------
Net Realized and Unrealized Gain (Loss):
Net realized loss.................................  (375,136,573)
Net change in unrealized depreciation.............   111,513,872
                                                    ------------
    Net Loss......................................  (263,622,701)
                                                    ------------
Net Decrease......................................  $(173,171,737)
                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR     FOR THE YEAR
                                               ENDED            ENDED
                                          AUGUST 31, 2002  AUGUST 31, 2001
                                          ---------------  ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $  90,450,964   $  182,819,538
Net realized loss.......................    (375,136,573)    (282,975,609)
Net change in unrealized depreciation...     111,513,872     (513,181,124)
                                           -------------   --------------

    Net Decrease........................    (173,171,737)    (613,337,195)
                                           -------------   --------------

Dividends and Distributions to
 Shareholders from:
Net Investment Income:
  Class A shares........................      (3,878,089)      (7,002,632)
  Class B shares........................     (69,129,555)    (150,569,611)
  Class C shares........................      (5,647,596)     (10,293,101)
  Class D shares........................     (16,092,318)     (29,754,002)
Paid-in-Capital
  Class A shares........................        (425,216)        --
  Class B shares........................      (7,579,753)        --
  Class C shares........................        (619,234)        --
  Class D shares........................      (1,764,452)        --
                                           -------------   --------------
    Total Dividends and Distributions...    (105,136,213)    (197,619,346)
                                           -------------   --------------

Net decrease from capital stock
 transactions...........................     (94,605,170)     (72,611,177)
                                           -------------   --------------

    Net Decrease........................    (372,913,120)    (883,567,718)
Net Assets:
Beginning of period.....................     888,605,279    1,772,172,997
                                           -------------   --------------
End of Period
 (INCLUDING DIVIDENDS IN EXCESS OF NET
 INVESTMENT INCOME OF $17,405,768 AND
 $17,487,233, RESPECTIVELY).............   $ 515,692,159   $  888,605,279
                                           =============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002

1. Organization and Accounting Policies
Morgan Stanley High Yield Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a diversified, open-end management investment company. The Fund's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Fund was incorporated in Maryland on June 14, 1979 and commenced operations on September 26, 1979. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the respective life of the securities. Interest income is accrued daily except where collection is not expected.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.325% to the portion of daily net assets exceeding $2 billion but not exceeding
$3 billion; and 0.30% to the portion of daily net assets exceeding $3 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% of the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $60,068,745 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.18% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A Shares, Class B shares and Class C shares of $26,842, $1,519,542 and $29,347, respectively and received $135,390 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2002, aggregated $252,783,370 and $375,196,197, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $24,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2002 included in Directors' fees and expenses in the Statement of Operations amounted to $7,230. At August 31, 2002, the Fund had an accrued pension liability of $58,619 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At August 31, 2002, the Fund had a net capital loss carryover of approximately $530,730,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 in the following years:

                          AMOUNT IN THOUSANDS
-----------------------------------------------------------------------
 2003     2004     2005     2006     2007     2008     2009      2010
-------  -------  -------  -------  -------  -------  -------  --------
$50,599  $23,296  $39,319  $12,603  $24,919  $69,857  $89,299  $220,838
=======  =======  =======  =======  =======  =======  =======  ========

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $363,679,000 during fiscal 2002.

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

As of August 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales, book amortization of discounts on debt securities and interest and amortization of discounts on bonds in default. The Fund had permanent book/tax differences primarily attributable to an expired capital loss carryover and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $172,175,337, dividends in excess of net investment income was charged $948,800 and accumulated net realized loss was credited $173,124,137.

6. Capital Stock
Transactions in capital stock were as follows:

                                       FOR THE YEAR                 FOR THE YEAR
                                           ENDED                        ENDED
                                      AUGUST 31, 2002              AUGUST 31, 2001
                                ---------------------------  ---------------------------
                                   SHARES        AMOUNT         SHARES        AMOUNT
                                ------------  -------------  ------------  -------------
CLASS A SHARES
Sold..........................    10,201,614  $  20,177,481    19,209,128  $  63,780,578
Reinvestment of dividends.....     1,119,515      2,083,474     1,049,177      3,186,287
Redeemed......................   (11,782,958)   (23,700,021)  (17,600,601)   (59,066,199)
                                ------------  -------------  ------------  -------------
Net increase (decrease) --
 Class A......................      (461,829)    (1,439,066)    2,657,704      7,900,666
                                ------------  -------------  ------------  -------------
CLASS B SHARES
Sold..........................    39,306,397     74,811,260    87,486,847    281,384,559
Reinvestment of dividends.....    14,993,853     27,953,825    17,505,252     53,772,493
Redeemed......................  (101,220,067)  (190,557,689) (136,458,377)  (426,230,286)
                                ------------  -------------  ------------  -------------
Net decrease -- Class B.......   (46,919,817)   (87,792,604)  (31,466,278)   (91,073,234)
                                ------------  -------------  ------------  -------------
CLASS C SHARES
Sold..........................     7,565,119     14,251,142    13,531,056     45,899,890
Reinvestment of dividends.....     1,601,530      2,981,218     1,676,677      5,136,460
Redeemed......................    (8,724,288)   (16,164,050)  (13,756,797)   (45,459,076)
                                ------------  -------------  ------------  -------------
Net increase -- Class C.......       442,361      1,068,310     1,450,936      5,577,274
                                ------------  -------------  ------------  -------------
CLASS D SHARES
Sold..........................    13,842,546     25,568,899    20,506,858     63,372,986
Reinvestment of dividends.....     6,026,961     11,290,465     5,852,214     17,880,440
Redeemed......................   (23,300,211)   (43,301,174)  (24,049,991)   (76,269,309)
                                ------------  -------------  ------------  -------------
Net increase (decrease) --
 Class D......................    (3,430,704)    (6,441,810)    2,309,081      4,984,117
                                ------------  -------------  ------------  -------------
Net decrease in Fund..........   (50,369,989) $ (94,605,170)  (25,048,557) $ (72,611,177)
                                ============  =============  ============  =============

Morgan Stanley High Yield Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 CONTINUED

7. Change in Accounting Policy
Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $5,326,859 increase in the cost of securities and a corresponding increase in undistributed net investment income based on securities held as of August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to increase net investment income by $4,981,336; increase unrealized depreciation by $3,780,819; and increase net realized losses by $1,200,517. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

8. Merger
On July 25, 2002, the Trustees of Morgan Stanley High Income Advantage Trust ("HIAT"), Morgan Stanley High Income Advantage Trust II ("HIAT II") and Morgan Stanley High Income Advantage Trust III ("HIAT III") approved plans of reorganization whereby HIAT, HIAT II and HIAT III would be merged into the Fund. The plans of reorganization are subject to the consent of HIAT's, HIAT II's and HIAT III's shareholders at separate meetings to be held on December 10, 2002. If approved, the assets of HIAT, HIAT II and HIAT III would be combined with the assets of the Fund and shareholders of HIAT, HIAT II and HIAT III would become Class D shareholders of the Fund, receiving Class D shares of the Fund equal to the value of their holdings in HIAT, HIAT II and HIAT III, respectively.

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                            FOR THE YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------
                              2002         2001         2000         1999         1998
                           -----------  -----------  -----------  -----------  -----------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 2.32       $ 4.35       $ 5.51       $ 6.16       $ 6.82
                              ------       ------       ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............       0.26 (2)      0.47        0.69         0.72         0.76
  Net realized and
   unrealized loss.......      (0.73)(2)     (1.99)      (1.13)       (0.63)       (0.71)
                              ------       ------       ------       ------       ------
Total income (loss) from
 investment operations...      (0.47)       (1.52)       (0.44)        0.09         0.05
                              ------       ------       ------       ------       ------
Less dividends and
 distributions from:
  Net investment
   income................      (0.27)       (0.51)       (0.72)       (0.74)       (0.71)
  Paid-in-capital........      (0.03)       -            -            -            -
                              ------       ------       ------       ------       ------
Total dividends and
 distributions...........      (0.30)       (0.51)       (0.72)       (0.74)       (0.71)
                              ------       ------       ------       ------       ------

Net asset value, end of
 period..................     $ 1.55       $ 2.32       $ 4.35       $ 5.51       $ 6.16
                              ======       ======       ======       ======       ======

Total Return+............     (21.70)%     (37.05)%      (8.88)%       1.47%        0.40%

Ratios to Average Net
 Assets(1):
Expenses.................       0.99 %       0.77 %       0.70 %       0.68%        0.75%
Net investment income....      13.76 %(2)     15.17 %     13.62 %     12.42%       11.30%
Supplemental Data:
Net assets, end of
 period, in thousands....    $23,879      $36,762      $57,273      $68,667      $30,678
Portfolio turnover
 rate....................         39 %         49 %         20 %         36%          66%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                 FOR THE YEAR ENDED AUGUST 31,
                           -------------------------------------------------------------------------
                               2002           2001           2000           1999           1998
                           -------------  -------------  -------------  -------------  -------------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....      $ 2.32         $ 4.34          $ 5.50         $ 6.15         $ 6.82
                               ------         ------          ------         ------         ------
Income (loss) from
 investment operations:
  Net investment
   income++..............        0.25 (2)       0.46            0.66           0.69           0.73
  Net realized and
   unrealized loss.......       (0.73) (2)      (1.99)         (1.13)         (0.64)         (0.72)
                               ------         ------          ------         ------         ------
Total income (loss) from
 investment operations...       (0.48)         (1.53)          (0.47)          0.05           0.01
                               ------         ------          ------         ------         ------
Less dividends and
 distributions from:
  Net investment
   income................       (0.26)         (0.49)          (0.69)         (0.70)         (0.68)
  Paid-in-capital........       (0.03)        -               -              -              -
                               ------         ------          ------         ------         ------
Total dividends and
 distributions...........       (0.29)         (0.49)          (0.69)         (0.70)         (0.68)
                               ------         ------          ------         ------         ------

Net asset value, end of
 period..................      $ 1.55         $ 2.32          $ 4.34         $ 5.50         $ 6.15
                               ======         ======          ======         ======         ======

Total Return+............      (22.00)%       (37.27)%         (9.39)%         0.92%         (0.23)%

Ratios to Average Net
 Assets(1):
Expenses.................        1.56 %         1.37 %          1.25 %         1.24%          1.25 %
Net investment income....       13.19 %(2)      14.57 %        13.07 %        11.86%         10.80 %
Supplemental Data:
Net assets, end of
 period, in thousands....    $371,399       $664,706      $1,381,008     $1,927,186     $1,761,147
Portfolio turnover
 rate....................          39 %           49 %            20 %           36%            66 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                            FOR THE YEAR ENDED AUGUST 31,
                           ----------------------------------------------------------------
                              2002          2001         2000         1999         1998
                           -----------  ------------  -----------  -----------  -----------
Class C Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 2.32       $ 4.34        $ 5.51       $ 6.15       $ 6.82
                              ------       ------        ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............       0.25 (2)      0.45         0.66         0.68         0.72
  Net realized and
   unrealized loss.......      (0.73)(2)     (1.98)       (1.14)       (0.62)       (0.72)
                              ------       ------        ------       ------       ------
Total income (loss) from
 investment operations...      (0.48)       (1.53)        (0.48)        0.06         0.00
                              ------       ------        ------       ------       ------
Less dividends and
 distributions from:
  Net investment
   income................      (0.26)       (0.49)        (0.69)       (0.70)       (0.67)
  Paid-in-capital........      (0.03)       -             -            -            -
                              ------       ------        ------       ------       ------
Total dividends and
 distributions...........      (0.29)       (0.49)        (0.69)       (0.70)       (0.67)
                              ------       ------        ------       ------       ------

Net asset value, end of
 period..................     $ 1.55       $ 2.32        $ 4.34       $ 5.51       $ 6.15
                              ======       ======        ======       ======       ======

Total Return+............     (22.11)%     (37.24)%       (9.66)%       0.99%       (0.34)%

Ratios to Average Net
 Assets(1):
Expenses.................       1.66 %       1.47 %        1.35 %       1.34%        1.36 %
Net investment income....      13.09 %(2)     14.47 %     12.97 %      11.76%       10.69 %
Supplemental Data:
Net assets, end of
 period, in thousands....    $33,978      $49,818       $86,951     $109,142      $56,626
Portfolio turnover
 rate....................         39 %         49 %          20 %         36%          66 %

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                             FOR THE YEAR ENDED AUGUST 31,
                           ------------------------------------------------------------------
                               2002          2001          2000         1999         1998
                           ------------  ------------  ------------  -----------  -----------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....     $ 2.32         $ 4.35        $ 5.51       $ 6.16       $ 6.82
                              ------         ------        ------       ------       ------
Income (loss) from
 investment operations:
  Net investment
   income++..............       0.26 (2)       0.48          0.70         0.74         0.78
  Net realized and
   unrealized loss.......      (0.73) (2)      (1.99)       (1.13)       (0.64)       (0.71)
                              ------         ------        ------       ------       ------
Total income (loss) from
 investment
 operations..............      (0.47)         (1.51)        (0.43)        0.10         0.07
                              ------         ------        ------       ------       ------
Less dividends and
 distributions from:
  Net investment
   income................      (0.27)         (0.52)        (0.73)       (0.75)       (0.73)
  Paid-in-capital........      (0.03)        -             -             -            -
                              ------         ------        ------       ------       ------
Total dividends and
 distributions...........      (0.30)         (0.52)        (0.73)       (0.75)       (0.73)
                              ------         ------        ------       ------       ------

Net asset value, end of
 period..................     $ 1.55         $ 2.32        $ 4.35       $ 5.51       $ 6.16
                              ======         ======        ======       ======       ======

Total Return+............     (21.45)%       (36.95)%       (8.69)%       1.67%        0.63%

Ratios to Average Net
 Assets(1):
Expenses.................       0.81 %         0.62 %        0.50 %       0.49%        0.51%
Net investment income....      13.94 %(2)      15.32 %      13.82 %      12.61%       11.54%
Supplemental Data:
Net assets, end of
 period, in thousands....    $86,436       $137,319      $246,941     $333,714     $400,582
Portfolio turnover
 rate....................         39 %           49 %          20 %         36%          66%

---------------------

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (2) EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED LOSS PER SHARE BY $0.01 AND TO INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.74%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley High Yield Securities Inc.
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Morgan Stanley High Yield Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley High Yield Securities Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Securities Inc. as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
SEPTEMBER 23, 2002

                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

1(a).      Articles of Incorporation of the Registrant, dated June 12, 1979 and amendments thereto, comprised of amended Articles of Incorporation dated March 18, 1983, December 16, 1985 and January 19, 1989, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

1(b).      Articles of Amendment, dated May 23, 1997 and July 28, 1997, and
        Articles Supplementary, dated July 28, 1997, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

1(c).      Articles of Amendment, dated June 22, 1998 are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

1(d).      Articles of Amendment, dated June 18, 2001, are incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

2. Amended and Restated By-Laws of the Registrant, dated September 24, 2002, filed herein.

3.        Not Applicable.

4. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment
        No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

5(a).      Amended Distribution Agreement dated June 22, 1998 is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

5(b).      Selected Dealer Agreement between Morgan Stanley Distributors Inc.
        and Morgan Stanley Inc. is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 17 to the Registration Statement on
        Form N-1A, filed on October 22, 1993.

5(c).      Omnibus Selected Dealer Agreement between Morgan Stanley Distributors
        Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(c) of Post-Effective
        No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

6. Amended and Restated Retirement Plan for Non-Interested Trustees or Directors, dated May 8, 1997, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on
        Form N-1A, filed on August 27, 1999.

7(a).      Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment
        No. 19 to the Registration Statement on Form N-1A, filed on October 25, 1995.

7(b).      Amendment to Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on October 24, 1996.

7(c).      Amendment dated June 15, 2001 to the Custody Agreement of the
        Registrant, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

7(d).      Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

8(a).      Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 26 to the Registration Statement on
        Form N-1A, filed on October 30, 2000.

8(b).      Amended and Restated Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment
        No. 23 to the Registration Statement on Form N-1A, filed on October 29, 1998.

9. Legal Opinion of Dennis H. Greenwald, Esq., dated August 16, 1979, is incorporated by reference to Exhibit 9 of Post-Effective Amendment
        No. 24 to the Registration Statement on Form N-1A, filed on August 27, 1999.

10.       Consent of Independent Auditors, filed herein.

11.       Not Applicable.

12.       Not Applicable.

13. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 3, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated herein by reference to Exhibit 14 of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on October 30, 2001.

15.       Not Applicable.

16(a).     Code of Ethics of Morgan Stanley Investment Management, filed herein.

16(b).     Code of Ethics of the Morgan Stanley Funds, filed herein.

Other     Powers of Attorney of Directors are incorporated by reference to
        Exhibit (Other) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on October 28, 1994, Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on October 31, 1997 and Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on October 30, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Reference is made to Section 3.15 of the Registrant's By-Laws and
Section 2-418 of the Maryland General Corporation Law.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------   ---------------------------------------------------------------

Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, Secretary, General
Secretary                            Counsel and Director of Morgan Stanley Services; Vice President
and Director                         and Secretary of Morgan Stanley Distributors; Vice President,
                                     Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and General        Services; Vice President and Assistant Secretary of the Morgan
Counsel                              Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and Director of
Managing Director, Chief             Morgan Stanley Services and Chief Executive Officer and
Administrative Officer and           Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and Chief          of Morgan Stanley Investment Management Inc. and Morgan Stanley
Administrative Officer-              Investments LP.
Investments

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Money Trust

(4)  Active Assets Money Trust

(5)  Active Assets Tax-Free Trust

(6)  Morgan Stanley 21st Century Trend Fund

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley All Star Growth Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley California Tax-Free Daily Income Trust

(13) Morgan Stanley California Tax-Free Income Fund

(14) Morgan Stanley Capital Opportunities Trust

(15) Morgan Stanley Convertible Securities Trust

(16) Morgan Stanley Developing Growth Securities Trust

(17) Morgan Stanley Diversified Income Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equity Fund

(20) Morgan Stanley European Growth Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Fund of Funds

(24) Morgan Stanley Global Advantage Fund

(25) Morgan Stanley Global Dividend Growth Securities

(26) Morgan Stanley Global Utilities Fund

(27) Morgan Stanley Growth Fund

(28) Morgan Stanley Hawaii Municipal Trust

(29) Morgan Stanley Health Sciences Trust

(30) Morgan Stanley High Yield Securities Inc.

(31) Morgan Stanley Income Builder Fund

(32) Morgan Stanley Information Fund

(33) Morgan Stanley Intermediate Income Securities

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Latin American Growth Fund

(40) Morgan Stanley Limited Duration Fund

(41) Morgan Stanley Limited Duration U.S. Treasury Trust

(42) Morgan Stanley Limited Term Municipal Trust

(43) Morgan Stanley Liquid Asset Fund Inc.

(44) Morgan Stanley Market Leader Trust

(45) Morgan Stanley Mid-Cap Equity Trust

(46) Morgan Stanley Mid-Cap Value Fund

(47) Morgan Stanley Multi-State Municipal Series Trust

(48) Morgan Stanley Nasdaq-100 Index Fund

(49) Morgan Stanley Natural Resource Development Securities Inc.

(50) Morgan Stanley New Discoveries Fund

(51) Morgan Stanley New York Municipal Money Market Trust

(52) Morgan Stanley New York Tax-Free Income Fund

(53) Morgan Stanley Next Generation Trust

(54) Morgan Stanley North American Government Income Trust

(55) Morgan Stanley Pacific Growth Fund Inc.

(56) Morgan Stanley Prime Income Trust

(57) Morgan Stanley Real Estate Fund

(58) Morgan Stanley S&P 500 Index Fund

(59) Morgan Stanley Small-Mid Special Value Fund

(60) Morgan Stanley Special Growth Fund

(61) Morgan Stanley Special Value Fund

(62) Morgan Stanley Strategist Fund

(63) Morgan Stanley Tax-Exempt Securities Trust

(64) Morgan Stanley Tax-Free Daily Income Trust

(65) Morgan Stanley Tax-Managed Growth Fund

(66) Morgan Stanley Technology Fund

(67) Morgan Stanley Total Market Index Fund

(68) Morgan Stanley Total Return Trust

(69) Morgan Stanley U.S. Government Money Market Trust

(70) Morgan Stanley U.S. Government Securities Trust

(71) Morgan Stanley Utilities Fund

(72) Morgan Stanley Value-Added Market Series

(73) Morgan Stanley Value Fund

(74) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                     POSITIONS AND OFFICE WITH
NAME                                MORGAN STANLEY DISTRIBUTORS
----                        -------------------------------------------

James F. Higgins                             Director

Philip J. Purcell                            Director

John Schaeffer                               Director

Charles Vadala                  Senior Vice President and Financial
                                             Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of September, 2002.

                                                       MORGAN STANLEY HIGH YIELD SECURITIES INC.

                                                       By:                /s/ BARRY FINK
                                                            -----------------------------------------
                                                                            Barry Fink
                                                                   VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 has been signed below by the following persons in the capacities and on the dates indicated.

                          SIGNATURES                                     TITLE                  DATE
                          ----------                                     -----                  ----
                                                            Chief Executive Officer and
                                                            President
(1) Principal Executive Officer

By:                  /s/ MITCHELL M. MERIN
          -------------------------------------------                                         09/30/02
                 Mitchell M. Merin

                                                            Chief Financial
                                                            Officer
(2) Principal Financial Officer

By:                    /s/ FRANCIS SMITH
          -------------------------------------------                                         09/30/02
                    Francis Smith

(3) Majority of the Directors

     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell
     James F. Higgins

By:                     /s/ BARRY FINK
          -------------------------------------------
                     Barry Fink                                                               09/30/02
                     Attorney-in-Fact

     Michael Bozic             Manuel H. Johnson
     Edwin J. Garn             Michael E. Nugent
     Wayne E. Hedien

By:                  /s/ DAVID M. BUTOWSKY
          -------------------------------------------
                  David M. Butowsky                                                           09/30/02
                 Attorney-in-Fact

                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                                 EXHIBIT INDEX

2.             --   Amended and Restated By-Laws of the Registrant dated
                      September 24, 2002

10.            --   Consent of Independent Auditors

16(a).         --   Code of Ethics of Morgan Stanley Investment Management

16(b).         --   Code of Ethics of the Morgan Stanley Funds